   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 23, 1996


                                                      REGISTRATION NOS.: 2-95664
                                                                        811-4222
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/
                          PRE-EFFECTIVE AMENDMENT NO.                        / /

                        POST-EFFECTIVE AMENDMENT NO. 12                      /X/

                                     AND/OR
                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940                            /X/

                                AMENDMENT NO. 13                             /X/

                            ------------------------

                   DEAN WITTER NEW YORK TAX-FREE INCOME FUND
                        (A MASSACHUSETTS BUSINESS TRUST)
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                              SHELDON CURTIS, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                        COPY TO: DAVID M. BUTOWSKY, ESQ.
                             GORDON ALTMAN BUTOWSKY
                             WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036
                            ------------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

           _____ immediately upon filing pursuant to paragraph (b)


           __X__ on February 27, 1996 pursuant to paragraph (b)


           _____ 60 days after filing pursuant to paragraph (a)

           _____ on (date) pursuant to paragraph (a) of rule 485.

    THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO SECTION (A)(1) OF RULE 24F-2 OF THE INVESTMENT COMPANY ACT OF 1940. THE REGISTRANT HAS FILED ITS RULE 24F-2 NOTICE, FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1995, WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 2, 1996.


         AMENDING THE PROSPECTUS AND UPDATING THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                   DEAN WITTER NEW YORK TAX-FREE INCOME FUND

                             CROSS-REFERENCE SHEET

                                   FORM N-1A

                     ITEM                                                        CAPTION
-----------------------------------------------  -----------------------------------------------------------------------
PART A                                                                         PROSPECTUS
 1.  ..........................................  Cover Page
 2.  ..........................................  Prospectus Summary; Summary of Fund Expenses
 3.  ..........................................  Financial Highlights; Performance Information
 4.  ..........................................  Prospectus Summary; Investment Objective and Policies; Risk
                                                  Considerations; The Fund and its Management; Cover Page; Investment
                                                  Restrictions
 5.  ..........................................  The Fund and Its Management; Back Cover; Investment Objectives and
                                                  Policies
 6.  ..........................................  Dividends, Distributions and Taxes; Additional Information
 7.  ..........................................  Purchase of Fund Shares; Shareholder Services
 8.  ..........................................  Redemptions and Repurchases; Shareholder Services
 9.  ..........................................  Not Applicable

PART B                                                             STATEMENT OF ADDITIONAL INFORMATION
10.  ..........................................  Cover Page
11.  ..........................................  Table of Contents
12.  ..........................................  The Fund and Its Management
13.  ..........................................  Investment Practices and Policies; Investment Restrictions; Portfolio
                                                  Transactions and Brokerage
14.  ..........................................  Trustees and Officers
15.  ..........................................  The Fund and Its Management; Trustees and Officers
16.  ..........................................  The Fund and Its Management; The Distributor; Custodian and Transfer
                                                  Agent; Independent Accountants; Shareholder Services
17.  ..........................................  Portfolio Transactions and Brokerage
18.  ..........................................  Shares of the Fund
19.  ..........................................  The Distributor; Redemptions and Repurchases; Financial Statements;
                                                  Shareholder Services
20.  ..........................................  Dividends, Distributions and Taxes
21.  ..........................................  The Distributor
22.  ..........................................  Performance Information
23.  ..........................................  Not applicable

PART C

    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

              PROSPECTUS
              FEBRUARY 27, 1996


              Dean Witter New York Tax-Free Income Fund (the "Fund") is an open-end, diversified management investment company whose investment objective is to provide a high level of current income exempt from federal, New York State and New York City income tax, consistent with the preservation of capital. The Fund invests principally in New York tax-exempt fixed-income securities which are rated in the four highest categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation. (See "Investment Objective and Policies.")

               Shares of the Fund are continuously offered at net asset value without the imposition of a sales charge. However, redemptions and/or repurchases are subject in most cases to a contingent deferred sales charge, scaled down from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. See "Redemptions and Repurchases--Contingent Deferred Sales Charge." In addition, the Fund pays the Distributor a distribution fee pursuant to a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 at the annual rate of 0.75% of the lesser of the (i) average daily aggregate net sales or (ii) average daily net assets of the Fund. See "Purchases of Fund Shares--Plan of Distribution."


               This prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated February 27, 1996, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


     DEAN WITTER DISTRIBUTORS INC.
      DISTRIBUTOR

      TABLE OF CONTENTS


Prospectus Summary/2
Summary of Fund Expenses/3
Financial Highlights/4
The Fund and its Management/5
Investment Objective and Policies/5
  Risk Considerations/7
Investment Restrictions/11
Purchase of Fund Shares/12
Shareholder Services/14
Redemptions and Repurchases/16
Dividends, Distributions and Taxes/19
Performance Information/20
Additional Information/21


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


    Dean Witter
    New York Tax-Free Income Fund
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


The                 The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end,
Fund                diversified management investment company investing principally in New York tax-exempt fixed-income securities which are rated in the four highest categories by Moody's Investors Service Inc. or Standard and Poor's
                    Corporation (see page 5).
------------------------------------------------------------------------------------------------------------------------------------
Shares Offered      Shares of beneficial interest with $0.01 par value (see page 21).
------------------------------------------------------------------------------------------------------------------------------------
Offering            At net asset value without sales charge (see page 12). Shares redeemed within six years of purchase are subject
Price               to a contingent deferred sales charge under most circumstances (see page 16).
------------------------------------------------------------------------------------------------------------------------------------
Minimum             Minimum initial investment, $1,000 ($100 if the account is opened through EasyInvest-SM-); minimum subsequent
Purchase            investment, $100 (see page 12).
------------------------------------------------------------------------------------------------------------------------------------
Investment          The investment objective of the Fund is to provide a high level of current income exempt from federal, New York
Objective           State and New York City income tax, consistent with preservation of capital.
------------------------------------------------------------------------------------------------------------------------------------
Investment          The Fund will invest principally in New York tax-exempt fixed-income securities. However, it may also invest in
Policies            taxable money market instruments, non-New York tax-exempt securities, futures and options.
------------------------------------------------------------------------------------------------------------------------------------
Investment          Dean Witter InterCapital Inc., the Investment Manager of the Fund, and its wholly-owned subsidiary, Dean Witter
Manager             Services Company Inc., serve in various investment management, advisory, management and administrative capacities to ninety-five investment companies and other portfolios with assets of approximately $81.7 billion at January 31, 1996 (see page 5).
------------------------------------------------------------------------------------------------------------------------------------
Management          The Investment Manager receives a monthly fee at the annual rate of .55 of 1% of daily net assets, scaled down
Fee                 on assets over $500 million. The fee should not be compared with fees paid by other investment companies without also considering applicable sales loads and distribution fees, including those noted below.
------------------------------------------------------------------------------------------------------------------------------------
Dividends           Dividends are declared daily, and either paid monthly as additional shares of the Fund or, at the shareholder's option, paid monthly in cash (see page 19).
------------------------------------------------------------------------------------------------------------------------------------
Distributor and     Dean Witter Distributors Inc. (the "Distributor"). The Distributor receives from the Fund, pursuant to a Rule
Distribution Fee    12b-1 Plan of Distribution, a distribution fee accrued daily and payable monthly at the rate of .75% per annum of the lesser of (i) the Fund's average daily aggregate net sales or (ii) the Fund's average daily net assets.
                    This fee compensates the Distributor for the services provided in distributing shares of the Fund and for its sales-related expenses. The Distributor also receives the proceeds of any contingent deferred sales charges (see pages 13).
------------------------------------------------------------------------------------------------------------------------------------
Redemption          At net asset value; redeemable involuntarily if total value of the account is less than $100, or, if the account was opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than $1,000 in the account. (see page 18). Redemptions within six years of purchase are subject to a contingent deferred sales charge under most circumstances (see page 17).
------------------------------------------------------------------------------------------------------------------------------------
Contingent          Although no commission or sales charge is imposed upon the purchase of shares, a contingent deferred sales
Deferred Sales      charge (scaled down from 5% to 1%) is imposed on any redemption of shares if after such redemption the aggregate
Charge              current value of an account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. However, there is no charge imposed on redemption of shares purchased through reinvestment of dividends or distributions (see pages 17-19).
------------------------------------------------------------------------------------------------------------------------------------
Risks               The value of the Fund's portfolio securities, and therefore the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates and the ability of the issuers of the Fund's portfolio securities to pay interest and principal on such obligations. The Fund also may invest in futures and options for portfolio hedging purposes. Futures and options may be considered speculative in nature and may involve greater risks than those customarily assumed by certain other investment companies which do not invest in such instruments. Since the Fund concentrates its investments in New York tax-exempt securities, the Fund is affected by any political, economic or regulatory developments affecting the ability of
                    New York issuers to pay interest or repay principal (see pages 7-11).
------------------------------------------------------------------------------------------------------------------------------------


  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
                                   ELSEWHERE
       IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------


    The following table illustrates all expenses that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended December 31, 1995.


SHAREHOLDER TRANSACTION EXPENSES
---------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases..............................................  None
Maximum Sales Charge Imposed on Reinvested Dividends...................................  None
Deferred Sales Charge
  (as a percentage of the lesser of original purchase price or redemption proceeds)....  5.0%
      A contingent deferred sales charge is imposed at the following declining rates:

YEAR SINCE PURCHASE
PAYMENT MADE                                                                                    PERCENTAGE
--------------------------------------------------------------------------------------------  ---------------
First.......................................................................................          5.0%
Second......................................................................................          4.0%
Third.......................................................................................          3.0%
Fourth......................................................................................          2.0%
Fifth.......................................................................................          2.0%
Sixth.......................................................................................          1.0%
Seventh and thereafter......................................................................       None


Redemption Fees.......................................................................       None
Exchange Fee..........................................................................       None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------------
Management Fee........................................................................      0.55%
12b-1 Fees............................................................................      0.75%
Other Expenses........................................................................      0.12%
Total Fund Operating Expenses.........................................................      1.42%

------------
* A PORTION OF THE 12B-1 FEE EQUAL TO 0.20% OF THE FUND'S AVERAGE DAILY NET ASSETS IS CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES (SEE "PURCHASE OF FUND SHARES").



EXAMPLE                                                                   1 year       3 years      5 years     10 years
----------------------------------------------------------------------  -----------  -----------  -----------  -----------
You  would pay the following expenses on a $1,000 investment, assuming
 (1) 5%  annual return  and (2)  redemption at  the end  of each  time
 period...............................................................   $      64    $      75    $      98    $     170
You  would pay the following expenses on the same investment, assuming
 no redemption........................................................   $      14    $      45    $      78    $     170


    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management", "Plan of Distribution" and "Redemption and Repurchases."

    Long-term shareholders of the Fund may pay more in sales charges and distribution fees than the economic equivalent of the maximum front-end sales charge permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request from the Fund.


                                                     FOR THE YEAR ENDED DECEMBER 31
                   ---------------------------------------------------------------------------------------------------
                      1995      1994      1993      1992      1991      1990      1989      1988      1987      1986
                   ---------- --------  --------  --------  --------  --------  --------  --------  --------  --------
PER SHARE
 OPERATING
 PERFORMANCE:
  Net asset
   value,
   beginning of
   period........  $    10.83 $  12.50  $  11.98  $  11.68  $  11.00  $  11.25  $  10.94  $  10.50  $  11.57  $  10.57
                   ---------- --------  --------  --------  --------  --------  --------  --------  --------  --------
  Net investment
   income........        0.55     0.57      0.65      0.65      0.68      0.68      0.68      0.68      0.70      0.72
  Net realized
   and unrealized
   gain (loss)...        1.20    (1.51)     0.72      0.34      0.70     (0.25)     0.31      0.44     (0.93)     1.09
                   ---------- --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total from
   investment
   operations....        1.75    (0.94)     1.37      0.99      1.38      0.43      0.99      1.12     (0.23)     1.81
                   ---------- --------  --------  --------  --------  --------  --------  --------  --------  --------
  Less dividends
   and
   distributions
   from:
  Net investment
   income........       (0.54)    (0.57)    (0.65)    (0.65)    (0.68)    (0.68)    (0.68)    (0.67)    (0.70)    (0.72)
  Net realized
   gain..........       (0.08)    (0.16)    (0.20)    (0.04)    (0.02)    --       --        (0.01)    (0.14)    (0.09)
                   ---------- --------  --------  --------  --------  --------  --------  --------  --------  --------
  Total dividends
   and
 distributions...       (0.62)    (0.73)    (0.85)    (0.69)    (0.70)    (0.68)    (0.68)    (0.68)    (0.84)    (0.81)
                   ---------- --------  --------  --------  --------  --------  --------  --------  --------  --------
  Net asset
   value, end of
   period........  $    11.96 $  10.83  $  12.50  $  11.98  $  11.68  $  11.00  $  11.25  $  10.94  $  10.50  $  11.57
                   ---------- --------  --------  --------  --------  --------  --------  --------  --------  --------
                   ---------- --------  --------  --------  --------  --------  --------  --------  --------  --------
TOTAL INVESTMENT
 RETURN+               16.59%  (7.74)%    11.72%     8.70%    12.94%     4.01%     9.34%    10.91%   (1.89)%    17.62%
  Ratios to
   average net
   assets:
    Expenses.....    1.42%(1)    1.40%     1.27%     1.40%     1.32%     1.37%     1.37%     1.41%     1.40%     1.41%
    Net
     investment
     income......       4.70%    4.96%     5.20%     5.48%     6.00%     6.13%     6.09%     6.28%     6.44%     6.36%
SUPPLEMENTAL
 DATA:
  Net assets, end
   of period, in
   millions......        $217     $207      $246      $209      $182      $158      $147      $129      $113      $113
  Portfolio
   turnover
   rate..........         17%      10%       25%       16%       17%       23%        4%       18%       40%       23%


-------------

 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE.


(1) THE ABOVE EXPENSE RATIO WOULD HAVE BEEN 1.41% WHICH REFLECTS 0.01% EFFECT FOR CUSTODY CASH CREDITS.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter New York Tax-Free Income Fund (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on January 17, 1985.

    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.


    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to a total of ninety-five investment companies, thirty of which are listed on the New York Stock Exchange, with combined total assets including this Fund of approximately $79.1 billion as of January 31, 1996. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $2.6 billion at such date.


    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund. The Fund's Board of Trustees reviews the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.


    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.55% of the portion of the daily net assets not exceeding $500 million and 0.525% of the portion of the daily net assets exceeding $500 million. For the fiscal year ended December 31, 1995, the Fund accrued total compensation to the Investment Manager amounting to 0.55% of the Fund's average daily net assets and the Fund's total expenses amounted to 1.42% of the Fund's average daily net assets.


INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to provide a high level of current income which is exempt from federal, New York State and New York City income tax, consistent with the preservation of capital. There is no assurance that this objective will be achieved. The Fund seeks to achieve its investment objective by investing its assets in accordance with the following policies:
   1. As a fundamental policy the Fund must have at least 80% of its total assets invested in New York tax-exempt securities, except as stated in paragraph
(3) below. New York tax-exempt securities consist of obligations of New York State, its political subdivisions, authorities and corporations, as well as any debt obligations (certain governmental entities and territories such as Puerto Rico, Guam and the Virgin Islands) that generate interest income which is exempt from federal, New York State and New York City income taxes. New York tax-exempt securities consist of Municipal Bonds and Municipal Notes ("Municipal Obligations") and Municipal Commercial Paper. Only New York tax-exempt securities which satisfy the following standards may be purchased by the Fund:
(a) Municipal Bonds which
are rated at the time of purchase within the four highest grades by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P");
(b) Municipal Notes of issuers which at the time of purchase are rated in the two highest grades by Moody's or S&P, or, if not rated, have outstanding one or more issues of Municipal Bonds rated as set forth in clause (a) of this paragraph; (c) Municipal Commercial Paper which at the time of purchase is rated P-1 by Moody's or A-1 by S&P; and (d) unrated securities which at the time of purchase are judged by the Investment Manager to be of comparable quality to the securities described above. For a description of Moody's and S&P's ratings, see the Appendix to the Statement of Additional Information.

   2. In accordance with the current position of the staff of the Securities and Exchange Commission, tax-exempt securities which are subject to the federal alternative minimum tax for individual shareholders ("AMT") will not be included in the 80% total described in paragraph 1 above. (See "Dividends, Distributions and Taxes," page 18.) As such, the remaining portion of the Fund's total assets may be invested in tax-exempt securities subject to the AMT.

   3. Up to 20% of the Fund's total assets may be invested in taxable money market instruments, non-New York tax-exempt securities, futures and options and tax-exempt securities subject to the AMT. However, the Fund may temporarily invest more than 20% of its total assets in taxable money market instruments, non-New York tax-exempt securities and tax-exempt securities subject to the AMT, in order to maintain a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of market conditions. Only those non-New York tax-exempt securities which satisfy the standards set forth in paragraph (1) for New York tax-exempt securities may be purchased by the Fund. The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 or higher by Moody's or A-1 or higher by S&P; (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.

    Municipal Obligations are debt obligations of a state, its cities, municipalities and municipal agencies which generally have maturities, at the time of their issuance, of either one year or more (Bonds) or from six months to three years (Notes). Municipal Commercial Paper is a short-term obligation of a municipality. Any Municipal Obligation which depends directly or indirectly on the credit of the Federal Government, its agencies or instrumentalities shall be considered to have a rating of Aaa/AAA. An obligation shall be considered a New York tax-exempt security only if, in the opinion of bond counsel, the interest payable thereon is exempt from federal, New York State and New York City income tax. The Fund may also purchase Municipal Obligations which had originally been issued by the same issuer as two separate series of the same issue with different interest rates, but which are now linked together to form one series.

    The two principal classifications of Municipal Obligations and Commercial Paper are "general obligation" and "revenue" bonds, notes or commercial paper. General obligation bonds, notes or commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds, notes or commercial paper include a state, its counties, cities, towns and other governmental units. Revenue bonds, notes or commercial paper are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from specific revenue sources. Revenue bonds, notes or commercial paper are issued for a wide variety of purposes, including the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multi-family housing units; public buildings and facilities; air and marine ports; transportation facilities such as toll roads, bridges and tunnels; and health and edu-cational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the creditworthiness of the issuer's obligations. In some cases, particularly revenue bonds issued to finance housing and public buildings, a direct or implied "moral obligation" of a governmental unit may be pledged to the payment of debt service. In other cases, a special tax or other charge may augment user fees.

RISK CONSIDERATIONS

    Investments in municipal bonds rated either Baa by Moody's or BBB by S&P (investment grade bonds--the lowest rated permissible investments by the Fund) may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.

    Included within the revenue category of bonds described above are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local governments issue lease obligations to acquire equipment and facilities.

    Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

    Lease obligations represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not the Fund will consider such securities to be illiquid (the Fund may not invest more than ten percent of its net assets in illiquid securities), the Trustees of the Fund have established guidelines to be utilized by the Fund in determining the liquidity of a lease obligation. The factors to be considered in making the determination include: 1) the frequency of trades and quoted prices for the obligation; 2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; 3) the willingness of dealers to undertake to make a market in the security; and 4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.

    The value of the Fund's portfolio securities, and therefore the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates and the ability of the issuers of the Fund's portfolio securities to pay interest and principal on such obligations on a timely basis. Generally a rise in interest rates will result in a decrease in the Fund's net asset value per share, while a drop in interest rates will result in an increase in the Fund's net asset value per share.

    VARIABLE RATE OBLIGATIONS. The interest rates payable on certain securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. Obligations of this type are called "variable rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or when-ever there is a change in the market rate of interest on which the interest rate payable is based.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis, or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.


    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.



    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.


    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of applicable regulations and that are at least equal to the market value determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

    The Fund may enter into financial futures contracts, options on such futures and municipal bond index futures contracts for hedging purposes.

    FINANCIAL FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may invest in financial futures contracts and related options thereon. The Fund may sell a financial futures contract, or purchase a put option on such futures contract, if the Investment Manager anticipates interest rates to rise, as a hedge against a decrease in the value of the Fund's portfolio securities. If the Investment Manager anticipates that interest rates will decline, the Fund may purchase a financial futures contract or a call option thereon to protect against an increase in the price of the securities the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

    Although the terms of financial futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is effected by entering into an offsetting purchase or sale transaction.

    Unlike a financial futures contract, which requires the parties to buy and sell a security on a set date, an option on such a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the option on the contract is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract as there is by a purchaser or seller of a futures contract. The value of the option does change and is reflected in the net asset value of the Fund.

    A risk in employing financial futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The risk of imperfect correlation will be increased by the fact that financial futures contracts in which the Fund may invest are on taxable securities rather than on tax-exempt securities, and there is no guarantee that the prices of taxable securities will move in a similar manner to the prices of tax-exempt securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    Another risk is that the Fund's manager could be incorrect in his expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold financial futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

    In addition to the risks that apply to all options transactions (see the Statement of Additional Information for a description of the characteristics of, and the risks of investing in, options on debt securities), there are several special risks relating to options on futures; in particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

    MUNICIPAL BOND INDEX FUTURES. The Fund may utilize municipal bond index futures contracts for hedging purposes. The Fund's strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

    The Fund may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets. The Fund may not purchase or sell futures contracts or related options if immediately thereafter more than one-third of its net assets would be hedged.

RISK CONSIDERATIONS RELATING TO NEW YORK
 TAX-EXEMPT SECURITIES

    Since   the  Fund  concentrates  its  investments  in  New  York  tax-exempt securities, the Fund is affected by any political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have experienced serious financial difficulties in recent years. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations.

    The fiscal stability of New York State (the "State") is related to the fiscal stability of the State's municipalities, its Agencies and Authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that Agencies, Authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City (the "City") or any of the Agencies or Authorities suffers serious financial difficulty, both the ability of the State, the City, the State's political subdivisions, the Agencies and the Authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities are adversely affected.


    Over the long term, the State and City face potential economic problems. The City accounts for a large portion of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.



    The State has the second highest combined state and local tax burden in the United States. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State. To stimulate economic growth, the State has developed programs, including the provision of direct financial assistance, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State. In addition, the State has provided various tax incentives to encourage business relocation and expansion. These programs include direct tax abatements from local property taxes for new facilities (subject to locality approval) and investment tax credits that are applied against the State corporation franchise tax.



    On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised its outlook to positive and, on July 13, 1995, confirmed its A- rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to

Baa1. On July 3, 1995, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness.


    For a more detailed discussion of the risks of investing in New York tax-exempt securities, see the Statement of Additional Information.


    The summary information furnished above and in the Statement of Additional Information is based on official statements prepared by the State and the City in connection with their borrowings and contains such information as the Fund deems relevant in considering an investment in the Fund. It does not purport to be a complete description of the considerations contained therein. The official statements relied on are dated January 24, 1996 with respect to the State and December 21, 1995 with respect to the City, and the information therein is subject to change after such dates.


PORTFOLIO MANAGEMENT


    The Fund is managed by the Investment Manager with a view to achieving its investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital; the views of Trustees of the Fund and others regarding economic developments and interest rate trends; and the Investment Manager's own analysis of factors it deems relevant. The Fund is managed within InterCapital's Tax-Exempt Group, which manages 40 tax-exempt municipal funds and fund portfolios, with approximately $11.0 billion in assets as of December 31, 1995. James F. Willison, Senior Vice President of InterCapital and Manager of InterCapital's Municipal Fixed Income Group, has been the primary portfolio manager of the Fund since its inception and has been a portfolio manager at InterCapital for over five years.


    Securities are purchased and sold principally in response to the Investment Manager's current evaluation of an issuer's ability to meet its debt obligations in the future, and the Investment Manager's current assessment of future changes in the levels of interest rates on tax-exempt securities of varying maturities, qualities and purpose. Securities purchased by the Fund are, generally, sold by dealers acting as principal for their own accounts.

    Pursuant to an order issued by the Securities and Exchange Commission, the Fund may effect principal transactions in certain taxable money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR.

    Except as specified, the investment policies noted above are not fundamental policies and may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions that have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.

    The Fund may not:

   1. With respect to 75% of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of the Fund's total assets would be invested in securities of such issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or by the State of New York or its political subdivisions).

   2. Purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than obligations issued, or guaranteed as to principal and interest, by the United States Government, its agencies or instrumentalities).

   3. Invest more than 25% of the value of its total assets in securities of issuers in any one industry.

This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, or issued by the State of New York or its political subdivisions (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged).

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    The  Fund offers its  shares for sale  to the public  on a continuous basis.
Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, pursuant to a Distribution Agreement between the Fund and the Distributor and are offered by DWR and other dealers who have entered into agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.


    The minimum initial purchase is $1,000. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter New York Tax-Free Income Fund, directly to Dean Witter Trust Company ("Transfer Agent") at P.O. Box 1040, Jersey City, New Jersey 07303 or by contacting a DWR or another Selected Broker-Dealer account executive. The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent. Shares are sold through the
Distributor or a Selected Broker-Dealer on a normal three business day settlement basis; that is, payment generally is due on or before the third business day (settlement date) after the order is placed with the Distributor or a Selected Broker-Dealer. Shares of the Fund purchased through the Distributor or a Selected Broker-Dealer are entitled to dividends beginning on the next business day following settlement date. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds when payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to dividends beginning on the next business day following receipt of an order. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive capital gains distributions if their order is received by the close of business on the day prior to the record date for such distributions. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below). While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Redemptions and Repurchases"). Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.



    ANALOGOUS DEAN WITTER FUNDS. The Distributor and the Investment Manager serve in the same capacities for Dean Witter Multi-State Municipal Series Trust-New York Series, an open-end investment company with investment objectives and policies similiar to those of the Fund. Unlike the Fund, however, shares of Dean Witter Multi-State Municipal Series Trust-New York Series are offered to the public with a sales charge imposed at the time of purchase, rather than a contigent deferred sales charge assessed upon redemptions within six years of purchase. These two Dean Witter Funds have differing fees and expenses, which will affect performance. Investors who would like to receive a prospectus for Dean Witter Multi-State Municipal Series Trust-New York Series should call the telephone numbers listed on the front cover of this Prospectus, or may call their account executive for additional information.


PLAN OF DISTRIBUTION


    The Fund has adopted a Plan of Distribution, pursuant to Rule 12b-1 of the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 0.75% of the lesser of:
(a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived, or (b) the Fund's average daily net assets. Of the amount accrued under the Plan, 0.20% of the Fund's average daily net assets is characterized as a service fee within the meaning of the NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The 12b-1 fee is treated by the Fund as an expense in the year it is accrued. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR and its affiliates and other Selected Broker-Dealers account executives and other employees who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. For the fiscal year ended December 31, 1995, the Fund accrued payments under the Plan amounting to $1,607,828, which amount is equal to 0.75% of the Fund's average daily net assets for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (b) of the compensation formula under the Plan.



    At any given time, the expenses of distributing shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares (see "Redemptions and Repurchases-- Contingent Deferred Sales Charge"). For example, if $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amount, including the carrying charge described above, totalled $3,424,481 at December 31, 1995, which was equal to 1.58% of the Fund's net assets on such date.


    Because there is no requirement under the Plan that the Distributor be reimbursed for all its expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made under the Plan, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

DETERMINATION OF NET ASSET VALUE


    The net asset value per share of the Fund is determined once daily at 4:00 p.m. New York time on each day that the New York Stock Exchange is open (or, on days when the New York Stock

Exchange closes prior to 4 p.m., at such earlier time), by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.


    Certain of the Fund's portfolio securities may be valued for the Fund by an outside independent pricing service approved by the Fund's Trustees. The service utilizes a computerized grid matrix of tax-exempt securities and evaluations by its staff in determining what it believes is the fair value of the Fund's portfolio securities. The Board believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities.


    Short-term taxable debt securities with remaining maturities of sixty days or less to maturity at time of purchase are valued at amortized cost, unless the Board determines such does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Board of Trustees. The value of other assets will be determined in good faith under procedures established by and under the supervision of the Trustees.


SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").


    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchase--Involuntary Redemption").


    INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases.")

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25 or in any whole percentage of the account balances on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (See "Redemptions and Repurchases--Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly dollar amount.

    Shareholders should contact their DWR or Selected Broker-Dealer Account Executive or the

Transfer Agent for further information about any of the above services.

EXCHANGE PRIVILEGE


    The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Intermediate Term U.S. Treasury Trust and for five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC or FESC funds are hereinafter collectively referred to in this section as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.


    An exchange to another CDSC fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the CDSC funds can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. Shares of the Fund acquired in exchange for shares of another CDSC fund having a different CDSC schedule than that of this Fund will be subject to the CDSC schedule of this Fund, even if such shares are subsequently re-exchanged for shares of the CDSC fund originally purchased. During the period of time the shareholder remains in the Exchange Funds (calculated from the last day of the month in which the shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently reexchanged for shares of a CDSC fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of the CDSC fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in a CDSC fund (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). However, in the case of shares of the Fund exchanged into the Exchange Funds on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Funds 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Funds' 12b-1 distribution fees are described in the prospectus for those funds).

    In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("FESC funds"), but shares of the Fund, however acquired, may not be exchanged for shares of FESC funds. Shares of a CDSC fund acquired in exchange for shares of a FESC Fund (or in exchange for shares of other Dean Witter Funds for which shares of a FESC fund have been exchanged) are not subject to any CDSC upon their redemption.

    Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/ or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

    Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund may be exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in their margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain one and read it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares on which the shareholder has realized a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.


    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.


    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York
Stock Exchange is open. Any shareholder wishing to make an exchange who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    Additional information concerning the Exchange Privilege is available from a DWR or other Selected Dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder(s), the shares may be redeemed by surrendering the certificate(s) with a written request of redemption, along with any additional information required by the Transfer Agent.

    CONTINGENT DEFERRED SALES CHARGE. Shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than six years after purchase may, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, and is set forth in the table below:

                                       CONTINGENT DEFERRED
            YEAR SINCE                     SALES CHARGE
             PURCHASE                   ON A PERCENTAGE OF
           PAYMENT MADE                  AMOUNT REDEEMED
-----------------------------------  ------------------------
First..............................              5.0%
Second.............................              4.0
Third..............................              3.0%
Fourth.............................              2.0%
Fifth..............................              2.0%
Sixth..............................              1.0%
Seventh and thereafter.............            None


    A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption; (ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i),
(ii), and (iii) above (in that order) are redeemed first.



    In addition, the CDSC, if otherwise applicable, will be waived in the case of:



    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;



    (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
(B) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and



    (3) all redemptions of shares held for the benefit of a participant in a corporate or self-employed retirement plan qualified under Section 401(k) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which Dean Witter Trust Company, an affiliate of the Investment Manager, serves as recordkeeper or Trustee ("Eligible 401(k) Plan"), provided that either: (A) the plan continues to be an Eligible 401(k) Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.



    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.


    REPURCHASE. DWR or other Selected Broker-Dealers are authorized to repurchase shares, represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR or other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealers are, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed upon repurchase by either the Fund, the Distributor or DWR. The offer by DWR or other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."


    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or other Selected Broker-Dealers are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.


    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro-rata credit for any CDSC paid in connection with such redemption or repurchase.


    INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, on sixty days notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow him or her sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount or more before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends from net investment income on each day the New York Stock Exchange is open for business (see "Purchase of Fund Shares"). Such dividends are payable monthly. The Fund intends to distribute substantially all of the Fund's net investment income on an annual basis.


    The Fund will distribute at least once each year all net short-term capital gains, if there are any. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. All dividends and capital gains distributions will be paid in additional Fund shares (without sales charge) and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that they be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".) Taxable capital gains may be generated by transactions in options and futures contracts engaged in by the Fund. Any dividends or distributions declared in the last quarter of any calendar year which are paid in the following calendar year prior to February 1, will be deemed received by shareholders of record in the prior calendar year.


    TAXES. Because the Fund currently intends to distribute substantially all of its net investment income and capital gains to shareholders and intends to otherwise comply with all the provisions of Subchapter M of the Internal Revenue Code (the "Code") to qualify as a regulated investment company, it is not expected that the Fund will be required to pay any federal income tax.

    The Fund intends to continue to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its total assets in tax-exempt securities. If the Fund satisfies such requirement, distributions from net investment income to shareholders, whether taken in cash or reinvested in additional shares, will be excludable from gross income for federal income tax purposes to the extent net investment income is represented by interest on tax-exempt securities.

    Individual shareholders who are New York residents will not incur any federal, New York State or New York City income tax on the amount of exempt-interest dividends received by them from the Fund which represents a distribution of income from New York tax-exempt securities whether taken in cash or reinvested in additional shares. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax. Within sixty days after the end of its taxable year, the Fund will mail to shareholders a statement indicating the percentage of the dividend distributions for such taxable year which constitutes exempt-interest dividends and the percentage, if any, that is taxable.

    The Code may subject interest received on certain otherwise tax-exempt securities to an alternative minimum tax. This alternative minimum tax may be incurred due to interest received on "private activity bonds" (in general, bonds that benefit non-government entities) issued after August 7, 1986 which, although tax-exempt, are used for purposes other than those generally performed by governmental units (e.g., bonds used for commercial or housing purposes). Income received on such bonds is classified as a "tax preference item", under the alternative minimum tax, for both individual and corporate investors. A portion of the Fund's investments may be made in such "private activity bonds," with the result that a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. In addition, certain corporations which are subject to the alternative minimum tax may have to include a portion of exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

    Under the Revenue Reconciliation Act of 1993, all or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount after April 30, 1993 will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders.

    Shareholders will normally be subject to federal, New York State or New York City income tax on dividends paid from interest income derived from taxable securities and on distributions of net capital gains. For federal and New York State or New York City income tax purposes, distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York franchise taxes if received by a corporation doing business in New York, to state taxes in states other than New York and to local taxes. To avoid being subject to a 31% backup withholding tax on taxable dividends and capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.

    Any loss on the sale or exchange of shares of the Fund which are held for six months or less is disallowed to the extent of the amount of any exempt-interest dividend paid with respect to such shares. Treasury Regulations may provide for a reduction in such required holding periods. If a shareholder receives a distribution that is taxed as a long-term capital gain on shares held for six moths or less and sells those shares at a loss, the loss will be treated as a long-term capital loss.

    Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal or state or city personal income tax purposes.

    The foregoing relates to federal income taxation and to New York State and New York City personal income taxation as in effect as of the date of this prospectus. Shareholders should consult their tax advisors as to the applicability of the above to their own tax situation.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund will be computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield. The Fund may also quote its tax-equivalent yield, which is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to the yield determined as described above.

    The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over a period of one, five and ten years. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges which would be incurred by redeeming shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

    The Fund is not required to hold Annual Meetings of Shareholders and, under ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the Shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund's being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


    CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering and prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.


    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this prospectus.

                 (This page has been left blank intentionally.)

                        THE DEAN WITTER FAMILY OF FUNDS


MONEY MARKET FUNDS                       DEAN WITTER RETIREMENT SERIES
Dean Witter Liquid Asset Fund Inc.       Liquid Asset Series
Dean Witter U.S. Government Money        U.S. Government Money Market Series
Market Trust                             U.S. Government Securities Series
Dean Witter Tax-Free Daily Income Trust  Intermediate Income Securities Series
Dean Witter California Tax-Free Daily    American Value Series
Income Trust                             Capital Growth Series
Dean Witter New York Municipal Money     Dividend Growth Series
Market Trust                             Strategist Series
EQUITY FUNDS                             Utilities Series
Dean Witter American Value Fund          Value-Added Market Series
Dean Witter Natural Resource             Global Equity Series
Development Securities Inc.              ASSET ALLOCATION FUNDS
Dean Witter Dividend Growth Securities   Dean Witter Strategist Fund
Inc.                                     Dean Witter Global Asset Allocation
Dean Witter Developing Growth            Fund
Securities Trust                         ACTIVE ASSETS ACCOUNT PROGRAM
Dean Witter World Wide Investment Trust  Active Assets Money Trust
Dean Witter Value-Added Market Series    Active Assets Tax-Free Trust
Dean Witter Utilities Fund               Active Assets California Tax-Free Trust
Dean Witter Capital Growth Securities    Active Assets Government Securities
Dean Witter European Growth Fund Inc.    Trust
Dean Witter Precious Metals and
Minerals Trust
Dean Witter Pacific Growth Fund Inc.
Dean Witter Health Sciences Trust
Dean Witter Global Dividend Growth
Securities
Dean Witter Global Utilities Fund
Dean Witter International SmallCap Fund
Dean Witter Mid-Cap Growth Fund
Dean Witter Balanced Growth Fund
Dean Witter Capital Appreciation Fund
Dean Witter Information Fund
FIXED-INCOME FUNDS
Dean Witter High Yield Securities Inc.
Dean Witter Tax-Exempt Securities Trust
Dean Witter U.S. Government Securities
Trust
Dean Witter Federal Securities Trust
Dean Witter Convertible Securities
Trust
Dean Witter California Tax-Free Income
Fund
Dean Witter New York Tax-Free Income
Fund
Dean Witter World Wide Income Trust
Dean Witter Intermediate Income
Securities
Dean Witter Global Short-Term Income
Fund Inc.
Dean Witter Multi-State Municipal
Series Trust
Dean Witter Premier Income Trust
Dean Witter Short-Term U.S. Treasury
Trust
Dean Witter Diversified Income Trust
Dean Witter Limited Term Municipal
Trust
Dean Witter Short-Term Bond Fund
Dean Witter National Municipal Trust
Dean Witter High Income Securities
Dean Witter Balanced Income Fund
Dean Witter Hawaii Municipal Trust
Dean Witter Intermediate Term U.S.
Treasury Trust

Dean Witter
New York Tax-Free Income Fund
                                    Dean Witter
Two World Trade Center
New York, New York 10048
TRUSTEES                            New York
Michael Bozic                       Tax-Free
Charles A. Fiumefreddo              Income Fund
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder
OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive
Officer
Sheldon Curtis
Vice President, Secretary and
General Counsel
James F. Willison
Vice President
Thomas F. Caloia
Treasurer
CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286
TRANSFER AGENT AND DIVIDEND
DISBURSING AGENT
Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
INVESTMENT MANAGER
Dean Witter InterCapital Inc.
                                        PROSPECTUS -- FEBRUARY 27, 1996

STATEMENT OF ADDITIONAL INFORMATION


FEBRUARY 27, 1996                                                    DEAN WITTER

                                                               NEW YORK TAX-FREE
                                                                     INCOME FUND

--------------------------------------------------------------------------------

    Dean Witter New York Tax-Free Income Fund (the "Fund") is an open-end, diversified management investment company whose investment objective is to provide a high level of current income exempt from federal, New York State and New York City income tax, consistent with preservation of capital. The Fund invests principally in New York tax-exempt fixed-income securities which are rated in the four highest categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation. (See "Investment Practices and Policies".)


    A Prospectus for the Fund dated February 27, 1996, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc., at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide you additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.



Dean Witter
New York Tax-Free Income Fund
Two World Trade Center
New York, New York 10048
(212) 392-2550 or


(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


The Fund and its Management............................................................          3

Trustees and Officers..................................................................          6

Investment Practices and Policies......................................................         11

Investment Restrictions................................................................         18

Portfolio Transactions and Brokerage...................................................         19

The Distributor........................................................................         27

Shareholder Services...................................................................         31

Redemptions and Repurchases............................................................         35

Dividends, Distributions and Taxes.....................................................         37

Performance Information................................................................         40

Shares of the Fund.....................................................................         41

Custodian and Transfer Agent...........................................................         42

Independent Accountants................................................................         42

Reports to Shareholders................................................................         42

Legal Counsel..........................................................................         42

Experts................................................................................         42

Registration Statement.................................................................         43

Report of Independent Accountants......................................................         44

Financial Statements--December 31, 1995................................................         45

Appendix...............................................................................         56

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

    The Fund is a Fund of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on January 17, 1985.

THE INVESTMENT MANAGER

    Dean Witter InterCapital Inc., a Delaware corporation (the "Investment Manager" or "InterCapital"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a Delaware Corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the Fund's portfolio is conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to periodic review by the Fund's Board of Trustees. In addition, Trustees of the Fund provide guidance on economic factors and interest rate trends. Information as to these trustees and officers is contained under the caption, "Trustees and Officers."


    InterCapital is also the investment manager or investment adviser of the following management investment companies: Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets Government Securities Trust, Active Assets California Tax-Free Trust, Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter American Value Fund, Dean Witter Dividend Growth Securities Inc., Dean Witter Natural Resource Development Securities Inc., Dean Witter U.S. Government Money Market Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, High Income Advantage Trust, Dean Witter Government Income Trust, Dean Witter Utilities Fund, Dean Witter Strategist Fund, Dean Witter California Tax-Free Daily Income Trust, High Income Advantage Trust II, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter New York Municipal Money Market Trust, InterCapital Insured Municipal Bond Trust, InterCapital Quality Municipal Investment Trust, Dean Witter Premier Income Trust, Dean Witter Short-Term U.S. Treasury Trust, InterCapital Insured Municipal Trust, InterCapital Quality Municipal Income Trust, InterCapital California Insured Municipal Income Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter National Municipal Trust, Dean Witter High Income Securities, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Global Utilities Fund, Dean Witter
Global Asset Allocation Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Intermediate Terms U.S. Treasury Trust, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, InterCapital Insured Municipal Income Trust, High Income Advantage Trust III, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Prime Income Trust and Municipal

Premium Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds. In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following companies for which TCW Funds Management Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Total Return Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) sub-adviser to Templeton Global Opportunities Trust, an open-end investment company; (ii) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and (iii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.


    Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective and policies.

    Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.


    Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on that date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Agreement.


    Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor") will be paid by the Fund. The expenses borne by the Fund include, but are not limited to: fees pursuant to any plan of distribution, charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing stock certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the

Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.


    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.55% to the Fund's net assets not exceeding $500 million and the annual rate of 0.525% to the Fund's net assets exceeding $500 million. For the fiscal years ended December 31, 1993, 1994 and 1995, the Fund accrued to the Investment Manager total compensation under the Agreements in the amounts of $1,268,826, $1,254,000 and $1,179,074. respectively. The Investment Manager has voluntarily undertaken that, if in any fiscal year the Fund's total operating expenses, exclusive of taxes, interest, distribution fees, brokerage fees and extraordinary expenses, exceed 1 1/2%, of average daily net assets, the Investment Manager will reimburse the Fund for the amount of such excess. Such amount, if any, will be calculated daily and credited on a monthly basis. This undertaking can be revoked by the Investment Manager at any time. For the fiscal year ended December 31, 1995, the Fund's expenses did not exceed such limitation.


    The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement does not restrict the Investment Manager from acting as investment manager or adviser to others.

    The Agreement was initially approved by the Trustees on October 22, 1992 and by the Shareholders on January 12, 1993. The Agreement is substantially identical to the prior investment management agreement which was initially approved by the Board of Trustees on February 13, 1985 and by DWR as the sole shareholder of the Fund on March 20, 1985. The Agreement took effect on June 30, 1993, upon the spin-off by Sears, Roebuck and Co. of its remaining shares of DWDC. The Agreement may be terminated at any time, without penalty, on thirty days' notice, by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act). The Agreement may be terminated at any time, without penalty, on thirty days notice by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment, as such is defined in the Investment Company Act of 1940, as amended (the "Act").


    Under its terms, the Agreement had an initial term ending April 30, 1994 and provides that it will continue from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Board of Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval. At their meeting held on April 20, 1995, the Fund's Board of Trustees, including all of the Independent Trustees, approved continuance of the Agreement until April 30, 1996.


    The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use or, at any time, permit others to use, the name "Dean Witter". The Fund has also agreed that in the event the investment management contract between the Investment Manager and the Fund is terminated, or if the affiliation between InterCapital and its parent is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital, and with the 79 Dean Witter Funds and the 12 TCW/DW Funds, are shown below.



      NAME, AGE, POSITION WITH FUND
               AND ADDRESS                              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -----------------------------------------------------------------------

Michael Bozic (55)                         Chairman  and Chief  Executive Officer of  Levitz Furniture Corporation
Trustee                                    (since November, 1995); Director or  Trustee of the Dean Witter  Funds;
c/o Levitz Furniture Corporation           formerly  President  and Chief  Executive  Officer of  Hills Department
6111 Broken Sound Parkway, N.W.            Stores (May, 1991-July,  1995); formerly Chairman  and Chief  Executive
Boca Raton, Florida                        Officer  (January, 1987-August, 1990) and President and Chief Operating
                                           Officer (August, 1990-February, 1991) of the Sears Merchandise Group of
                                           Sears, Roebuck and Co.; Director of Eaglemark Financial Services, Inc.,
                                           the United Negro  College Fund,  Weirton Steel  Corporation and  Domain
                                           Inc. (home decor retailer).

Charles A. Fiumefreddo* (62)               Chairman,   Director  and  Chief  Executive  Officer  of  InterCapital,
Trustee, Chairman, President and           Distributors and DWSC;  Executive Vice President  and Director of  DWR;
 Chief Executive Officer                   Trustee or Director, Chairman, President and Chief Executive Officer of
Two World Trade Center                     the Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of
New York, New York                         the  TCW/DW Funds; Chairman  and Director of  Dean Witter Trust Company
                                           ("DWTC"); Director  and/or officer  of  various DWDC  subsidiaries  and affiliates;  formerly  Executive Vice  President  and Director  of DWDC
                                           (until February, 1993).

Edwin J. Garn (63)                         Director or Trustee of  the Dean Witter  Funds; formerly United  States
Trustee                                    Senator  (R-Utah)  (1974-1992) and  Chairman, Senate  Banking Committee
c/o Huntsman Chemical                      (1980-1986); formerly  Mayor  of  Salt  Lake  City,  Utah  (1971-1974);
Corporation                                formerly  Astronaut, Space Shuttle Discovery  (April 12-19, 1985); Vice
500 Huntsman Way                           Chairman, Huntsman Chemical Corporation (since January, 1993); Director
Salt Lake City, Utah                       of Franklin Quest  (time management systems)  and John Alden  Financial
                                           Corp;  Member of  the board of  various civic  and charitable organiza-
                                           tions.

John R. Haire (71)                         Chairman of  the  Audit Committee  and  Chairman of  the  Committee  of
Trustee                                    Independent  Directors or Trustees and Director  or Trustee of the Dean
Two World Trade Center                     Witter Funds; Trustee of the TCW/DW Funds; formerly President,  Council
New York, New York                         for  Aid  to Education  (1978-1989)  and Chairman  and  Chief Executive
                                           Officer of  Anchor  Corporation,  an  Investment  Adviser  (1964-1978);
                                           Director of Washington National Corporation (insurance).

      NAME, AGE, POSITION WITH FUND
               AND ADDRESS                              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -----------------------------------------------------------------------
Dr. Manuel H. Johnson (47)                 Senior  Partner, Johnson Smick International,  Inc., a consulting firm;
Trustee                                    since June, 1985 Koch Professor of International Economics and Director
c/o Johnson Smick                          of the  Center for  Global Market  Studies at  George Mason  University
International, Inc.                        (since  September, 1990);  Co-Chairman and  a founder  of the  Group of
1133 Connecticut Avenue, N.W.              Seven  Council  (G7C),  an  international  economic  commission  (since
Washington, DC                             September, 1990); Director or Trustee of the Dean Witter Funds; Trustee
                                           of  the TCW/ DW Funds; Director  of NASDAQ (since June, 1995); Director of  Greenwich  Capital  Markets  Inc.  (broker-dealer);  formerly  Vice
                                           Chairman  of  the  Board of  Governors  of the  Federal  Reserve System
                                           (February, 1986-August,  1990)  and  Assistant Secretary  of  the  U.S.
                                           Treasury (1982-1986).

Paul Kolton (72)                           Director  or Trustee  of the Dean  Witter Funds; Chairman  of the Audit
c/o Gordon Altman Butowsky                 Committee and Chairman of the Committee of the Independent Trustees and
Weitzen Shalov & Wein                      Trustee of  the  TCW/DW  Funds;  formerly  Chairman  of  the  Financial
Counsel to the Independent                 Accounting  Standards Advisory Council and Chairman and Chief Executive
Trustees                                   Officer of  the  American Stock  Exchange;  Director of  UCC  Investors
114 West 47th Street                       Holding  Inc. (Uniroyal Chemical Company, Inc.); director or trustee of
New York, New York                         various not-for-profit organizations.

Michael E. Nugent (59)                     General Partner,  Triumph Capital,  L.P.,  a private  investment  part-
Trustee                                    nership  (since 1988); Director or Trustee of the Dean Witter Funds and
c/o Triumph Capital, L.P.                  Trustee of the  TCW/DW Funds;  formerly Vice  President, Bankers  Trust
237 Park Avenue                            Company  and BT  Capital Corporation  (1984-1988); Director  of various
New York, New York                         business organizations.

Philip J. Purcell* (52)                    Chairman of the Board of Directors and Chief Executive Officer of DWDC,
Trustee                                    DWR and Novus Credit Services, Inc.; Director of InterCapital, DWSC and
Two World Trade Center                     Distributors; Director or  Trustee of the  Dean Witter Funds;  Director
New York, New York                         and/or officer of various DWDC subsidiaries.

John L. Schroeder (65)                     Retired;  Director or Turstee of the  Dean Witter Funds; Trustee of the
Trustee                                    TCW/DW  Funds;  Director  of   Citizens  Utilities  Company,   formerly
c/o Gordon Altman Butowsky                 Executive  Vice  President and  Chief  Investment Officer  of  the Home
Weitzen Shalov & Wein                      Insurance Company (August, 1991-September, 1995); formerly Chairman and
Counsel to the Independent                 Chief  Investment   Officer   of  Axe-Houghton   Management   and   the
Trustees                                   Axe-Houghton  Funds  (April, 1983-June,  1991)  and President  of USF&G
114 West 47th Street                       Financial Services, Inc. (June, 1990-June, 1991).
New York, New York

Sheldon Curtis (64)                        Senior Vice President,  Secretary and General  Counsel of  InterCapital
Vice President, Secretary and              and  DWSC; Senior  Vice President  and Secretary  of DWTC;  Senior Vice
 General Counsel                           President,  Assistant  Secretary  and  Assistant  General  Counsel   of
Two World Trade Center                     Distributors; Assistant Secretary of DWR; Vice President, Secretary and
New York, New York                         General Counsel of the Dean Witter Funds and TCW/DW Funds.

James F. Willison (52)                     Senior  Vice President of InterCapital;  Vice President of various Dean
Vice President                             Witter Funds.
Two World Trade Center
New York, New York

      NAME, AGE, POSITION WITH FUND
               AND ADDRESS                              PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-----------------------------------------  -----------------------------------------------------------------------
Thomas F. Caloia (49)                      First Vice President (since May,  1991) and Assistant Treasurer  (since
Treasurer                                  January,  1993)  of InterCapital;  First  Vice President  and Assistant
Two World Trade Center                     Treasurer of DWSC; Treasurer  of the Dean Witter  Funds and the  TCW/DW
New York, New York                         Funds; previously Vice President of InterCapital.

------------------------
*Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.



    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, David A. Hughey, Executive Vice President and Chief Administrative Officer of InterCapital, DWSC, Distributors and DWTC and Director of DWTC, and Edmund C. Puckhaber, Executive Vice President of InterCapital and Director of DWTC, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWTC, and Joseph J. McAlinden, Jonathan R. Page and Peter
M. Avelar, Senior Vice Presidents of InterCapital are Vice Presidents of the Fund and Marilyn K. Cranney and Barry Fink, First Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Lou Anne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Carsten Otto, a Staff Attorney with InterCapital, are Assistant Secretaries of the Fund.



THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES



    The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 79 Dean Witter Funds, comprised of 119 portfolios. As of January 31, 1996, the Dean Witter Funds had total net assets of approximately $73.5 billion and more than five million shareholders.



    Seven Trustees (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, DWDC. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Five of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.



    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.



    All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1995, the three Committees held a combined total of fifteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.



    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.



    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.



    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.



DUTIES OF CHAIRMAN OF COMMITTEES



    The Chairman of the Committees maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of all three Committees and guides their efforts is pivotal to the effective functioning of the Committees.



    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.



    The Chairman of the Committees is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.



ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS



    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.



COMPENSATION OF INDEPENDENT TRUSTEES



    The Fund pays each Independent Trustee an annual fee of $1,000 ($1,200 prior to September 30, 1995) plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of

Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $2,400, in each case inclusive of the Committee meeting fees). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.



    The Fund has adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible
Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Fund. As of the date of this Statement of Additional Information, 57 Dean Witter Funds have adopted the retirement program.



    The following table illustrates the compensation paid and the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 1995 and the estimated retirement benefits for the Fund's Independent Trustees as of December 31, 1995.



                             FUND COMPENSATION                             ESTIMATED RETIREMENT BENEFITS
                      -------------------------------   --------------------------------------------------------------------

                                                           ESTIMATED                                            ESTIMATED
                                         RETIREMENT       CREDIT YEARS       ESTIMATED                            ANNUAL
                        AGGREGATE         BENEFITS       OF SERVICE AT     PERCENTAGE OF       ESTIMATED         BENEFITS
NAME OF INDEPENDENT    COMPENSATION      ACCRUED AS        RETIREMENT         ELIGIBLE         ELIGIBLE            UPON
TRUSTEE               FROM THE FUND    FUND EXPENSES      (MAXIMUM 10)      COMPENSATION    COMPENSATION(2)   RETIREMENT(3)
--------------------  --------------   --------------   ----------------   --------------   ---------------   --------------
Michael Bozic.......     $ 1,800          $   454                10            57.5%            $1,950           $ 1,121
Edwin J. Garn.......       1,950              698                10            57.5              1,950             1,121
John R. Haire.......       4,550(4)         3,610                10            57.5              5,110             2,938
Dr. Manuel H.
 Johnson............       1,950              281                10            57.5              1,950             1,121
Paul Kolton.........       1,950            1,604                10            57.0              2,435             1,388
Michael E. Nugent...       1,800              498                10            57.5              1,950             1,121
John L. Schroeder...       1,950              893                 8            47.9              1,950               934


------------------------

(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.



(2)  Based on current levels of compensation.



(3) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.



(4) Of Mr. Haire's compensation from the Fund, $3,150 is paid to him as Chairman of the Committee of the Independent Trustees ($2,400) and as Chairman of the Audit Committee ($750).

    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1995 for services to the 79 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Kolton and Nugent, the 11 TCW/DW Funds that were in operation at December 31, 1995. With respect to Messrs. Haire, Johnson, Kolton and Nugent, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Schroeder was elected as a Trustee of the TCW/DW Funds on April 20, 1995.



           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                                   FOR SERVICE AS    TOTAL CASH
                               FOR SERVICE                          CHAIRMAN OF     COMPENSATION
                              AS DIRECTOR OR                       COMMITTEES OF    FOR SERVICES
                               TRUSTEE AND       FOR SERVICE AS     INDEPENDENT          TO
                             COMMITTEE MEMBER     TRUSTEE AND        DIRECTORS/        79 DEAN
                                OF 79 DEAN      COMMITTEE MEMBER    TRUSTEES AND       WITTER
                                  WITTER          OF 11 TCW/DW         AUDIT        FUNDS AND 11
NAME OF INDEPENDENT TRUSTEE       FUNDS              FUNDS           COMMITTEES     TCW/DW FUNDS
---------------------------  ----------------   ----------------   --------------   -------------
Michael Bozic..............      $126,050           --                 --             $126,050
Edwin J. Garn..............       136,450           --                 --              136,450
John R. Haire..............        98,450           $82,038           $217,350(5)      397,838
Dr. Manuel H. Johnson......       136,450            82,038            --              218,488
Paul Kolton................       136,450            54,788             36,900(6)      228,138
Michael E. Nugent..........       124,200            75,038            --              199,238
John L. Schroeder..........       136,450            46,964            --              183,414


------------------------

(5)  For the 79 Dean Witter Funds in operation at December 31, 1995.



(6)  For the 11 TCW/DW Funds in operation at December 31, 1995.



    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.


INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

PORTFOLIO SECURITIES

    TAXABLE SECURITIES. As discussed in the Prospectus, the Fund may invest up to 20% of its total assets in taxable money market instruments, non-New York tax-exempt securities, futures and options. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment of proceeds of sales of Fund shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. Only those non-New York tax-exempt securities which satisfy the standards established for New York tax-exempt securities may be purchased by the Fund.

    In addition, the Fund may temporarily invest more than 20% of its total assets in non-New York tax-exempt securities and taxable money market instruments, or in tax-exempt securities subject to the federal alternative minimum tax for individual shareholders, to maintain a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of market conditions. The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.

    TAX-EXEMPT SECURITIES. As discussed in the Prospectus, at least 80% of the Fund's total assets will be invested in New York tax-exempt securities (New York Municipal Bonds, New York Municipal Notes and New York Municipal Commercial Paper). In regard to the Moody's and S&P ratings discussed in the Prospectus, it should be noted that the ratings represent the organizations' opinions as to the quality of the securities which they undertake to rate and that the ratings are general and not absolute standards of quality. For a description of Municipal Bond, Municipal Note and Municipal Commercial Paper ratings by Moody's and S&P, see the Appendix to this Statement of Additional Information.

    The Fund does not have any minimum quality rating standard for its downgraded investments. As such, the Fund may hold securities rated as low as Caa, Ca or C by Moody's or CCC, CC, C or CI by S&P. Bonds rated Caa or Ca by Moody's may already be in default on payment of interest or principal, while bonds rated C by Moody's, their lowest bond rating, can be regarded as having extremely poor prospects of ever attaining any real investment standing. Bonds rated CI by S&P, their lowest bond rating, are no longer making interest payments.

    The payment of principal and interest by issuers of certain Municipal Obligations purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a Municipal Obligation meets the Fund's investment quality requirements. In addition, some issues may contain provisions which permit the Fund to demand from the issuer repayment of principal at some specified period(s) prior to maturity.

    MUNICIPAL BONDS. Municipal Bonds, as referred to in the Prospectus, are debt obligations of a United States territory or possession, state, its cities, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issuance of one year or more, and the interest from which is, in the opinion of bond counsel, exempt from federal income tax. In addition to these requirements, the interest from New York Municipal Bonds must be, in the opinion of bond counsel, exempt from New York personal income tax. They are issued to raise funds for various public purposes, such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for general operating expenses or to loan to other public institutions and facilities. In addition, certain types of industrial development bonds and pollution control bonds are issued by or on behalf of public authorities to provide funding for various privately operated facilities.

    MUNICIPAL NOTES. Municipal Notes are short-term obligations of municipalities, generally with a maturity at the time of issuance ranging from six months to three years, the interest from which is, in the opinion of bond counsel, exempt from federal income tax. In addition to those requirements, the interest from New York Municipal Notes must be, in the opinion of bond counsel, exempt from New York personal income tax. The principal types of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes, although there are other types of Municipal Notes in which the Fund may invest. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency.

    MUNICIPAL COMMERCIAL PAPER. Municipal Commercial Paper refers to short-term obligations of municipalities the interest from which is, in the opinion of bond counsel, exempt from federal income tax. In addition to those requirements, the interest from New York Commercial Paper must be, in the opinion of bond counsel, exempt from New York personal income tax. They may be issued at a discount and are sometimes referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing and to be paid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

    Issuers of these obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or any state extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Bonds, Municipal Notes and Municipal Commercial Paper may be materially affected.

RISK CONSIDERATIONS

    Because of the special nature of securities which are rated below investment grade by national credit rating agencies ("lower-rated securities"), the Investment Manager must take into account certain special considerations in assessing the risks associated with such investments. For example, as the lower-rated securities market is relatively new, its growth has paralleled a long economic expansion and it has not weathered a recession in its present size and form. Therefore, an economic downturn or increase in interest rates is likely to have a negative effect on this market and on the value of the lower-rated securities held by the Fund, as well as on the ability of the securities' issuers to repay principal and interest on their borrowings.

    The prices of lower-rated securities have been found to be less sensitive to changes in prevailing interest rates than higher-rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a concomitant volatility in the net asset value of a share of the Fund. Moreover, the market prices of certain of the Fund's portfolio securities which are structured as zero coupon securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash (see "Dividends, Distributions and Taxes" for a discussion of the tax ramifications of investments in such securities).

    The secondary market for lower-rated securities may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The limited liquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain lower-rated securities at certain times and should make it difficult for the Fund to sell certain securities.

    New laws and proposed new laws may have a potentially negative impact on the market for lower-rated securities. For example, recent legislation requires federally-insured savings and loan associations to divest their investments in lower-rated securities. This legislation and other proposed legislation may have an adverse effect upon the value of lower-rated securities and a concomitant negative impact upon the net asset value of a share of the Fund.

    VARIABLE RATE OBLIGATIONS. As stated in the Prospectus, the Fund may invest in obligations of the type called "variable rate obligations". The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of the obligation prior to maturity, is enhanced.

    LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and financial institutions provided that cash equal to at least 100%, of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. Loans will be subject to termination by the Fund in the normal settlement time, currently five business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders.

The Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis. During the fiscal year ended December 31, 1995, the Fund did not loan its portfolio securities and it has no current intention to loan its portfolio securities in the foreseeable future.


    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. As discussed in the Prospectus, from time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which it will continuously maintain cash or U.S. Government securities or other high grade debt portfolio securities equal in value to commitments for such when-issued or delayed delivery securities; subject to this requirement, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. The Investment Manager and the Trustees do not believe that the Fund's net asset value or income will be adversely affected by its purchase of securities on such basis.

    REPURCHASE AGREEMENTS. As discussed in the Prospectus, when cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral"), which is held by the Fund's Custodian at a specified price and at a fixed time in the future which is usually not more than seven days from the date of purchase. The Fund will receive interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large well-capitalized and well-established financial institutions, whose financial condition will be continually monitored. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its total assets.

HEDGING ACTIVITIES

    The Fund may enter financial futures contracts, options on such futures and municipal bond index futures contracts for hedging purposes.

FUTURES CONTRACTS AND OPTIONS ON FUTURES

    As discussed in the Prospectus, the Fund may invest in financial futures contracts ("futures contracts") and related options thereon. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

    Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is usually effected by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument at the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes the loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price the Fund realizes a gain, and if the offsetting sale price is less than the purchase price the Fund realizes a loss.

    Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract, as discussed below for futures contracts. The value of the option changes and is reflected in the net asset value of the Fund.

    The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

    Currently, futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, Certificates of the Government National Mortgage Association and Bank Certificates of Deposit. The Fund may invest in interest rate futures contracts covering these types of financial instruments as well as in new types of contracts that become available in the future.

    Financial futures contracts are traded in an auction environment on the floors of several Exchanges--principally the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

    A risk in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities subject to futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. This would reduce their value for hedging purposes over a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations.

    Another risk is that the Fund's manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

    Put and call options on financial futures have similar characteristics as exchange-traded options. See below for a further description of options.

    In addition to the risks associated with investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.

    In order to assure that the Fund is entering into transactions in futures contracts for hedging purposes as such is defined by the Commodity Futures Trading Commission either: 1) a substantial majority (i.e., approximately 75%) of all anticipatory hedge transactions (transactions in which the Fund does not own at the time of the transaction, but expects to acquire, the securities underlying the relevant futures contract) involving the purchase of futures contracts will be completed by the purchase of securities which are the subject of the hedge or 2) the underlying value of all long positions in futures contracts will not exceed the total value of a) all short-term debt obligations held by the Fund; b) cash held by the Fund; c) cash proceeds due to the Fund on investments within thirty days; d) the margin deposited on the contracts; and e) any unrealized appreciation in the value of the contracts.

    The Fund may not enter into futures contracts or related options thereon if immediately thereafter the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets. In instances involving the purchase of futures contracts by the Fund, the market value of the futures contract will be deposited in a segregated account of cash and cash equivalents to collateralize the position and thereby ensure that the use of such futures is unleveraged. The Fund may not purchase or sell futures contacts or related options if immediately thereafter more than one-third of its net assets would be hedged.

    MUNICIPAL BOND INDEX FUTURES. The Fund may utilize municipal bond index futures contracts for hedging purposes. The Fund's strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

    OPTIONS. The Fund may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Fund's portfolio. The Fund would only buy options listed on national securities exchanges. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.

    Presently there are no options on New York tax-exempt securities traded on national securities exchanges and until such time as they become available, the Fund will not invest in options on debt securities. It is anticipated that such instruments will not become available during the next year.

    A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

    The Fund will only write covered call or covered put options. The Fund may not write covered options in an amount exceeding 20% of the value of its total assets. A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security or futures contract without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security or futures contract as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

    If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

    The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.


    An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.


PORTFOLIO MANAGEMENT


    The Fund's portfolio turnover rate during the fiscal year ended December 31, 1995 was 17%. It is anticipated that the Fund's portfolio turnover rate will not exceed 50% during the fiscal year ending December 31, 1996. A 50% turnover rate would occur, for example, if 50% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year. However, the Fund may engage in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another security of comparable quality purchased at approximately the same time to take advan-tage of what the Investment Manager believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of tax-exempt securities.

    In general,  purchases  and  sales  may also  be  made  to  restructure  the portfolio in terms of average maturity, quality, coupon yield, or diversification for any one or more of the following purposes: (a) to increase income, (b) to improve portfolio quality, (c) to minimize capital depreciation,
(d) to realize gains or losses, or for such other reasons as the Investment Manager deems relevant in light of economic and market conditions.

    The Fund does not generally intend to invest more than 25% of its total assets in securities of any one governmental unit. Subject to investment restriction number 3 in the Prospectus, the Fund may invest more than 25% of its total assets in industrial development and pollution control bonds (two kinds of tax-exempt Municipal Bonds).

    The Fund may invest in obligations customarily sold to institutional investors in private transactions with the issuers thereof and up to 5% of its total assets in securities for which a BONA FIDE market does not exist at the time of purchase. With respect to any securities as to which a BONA FIDE market does not exist, the Fund may be unable to dispose of such securities promptly at reasonable prices. It is the Fund's current intention not to invest in such obligations.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, which may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% of the shares present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions and those recited in the Prospectus: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that securities guaranteed by separate entities will be considered separate securities; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

         1. Invest in common stock.

         2. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         3. Purchase or sell real estate or interests therein, although it may purchase securities secured by real estate or interests therein.

         4. Purchase or sell commodities except that the Fund may purchase financial futures contracts and related options in accordance with procedures adopted by the Trustees described in its Prospectus and Statement of Additional Information.

         5. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

         6. Write, purchase or sell puts, calls, or combinations thereof except options on futures contracts or options on debt securities.

         7. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

         8. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

         9. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets and neither such arrangements nor the purchase or sale of futures are deemed to be the issuance of a senior security as set forth in restriction 10.)

        10. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; or (c) borrowing money in accordance with restrictions described above.

        11. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; and (c) by lending its portfolio securities.

        12. Make short sales of securities.

        13. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

       14. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

       15. Invest for the purpose of exercising control or management of any other issuer.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


    The Investment Manager is responsible for decisions to buy and sell securities and commodities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without charging a stated commission, although the price of the security usually includes a profit to the dealer. Options and futures transactions will usually be effected through a broker and a commission will be charged. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended December 31, 1993, 1994 and 1995, the Fund did not pay any brokerage commissions.


    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

    The policy of the Fund, regarding purchases and sales of securities for its portfolio, is that primary consideration be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such price and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not, in every case, benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Fund will not reduce the management fee it pays to the Investment Manager by any amount that may be attributable to the value of such services.

    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e. Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.

    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR. In order for DWR to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by DWR must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested" Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR are consistent with the foregoing standard.

SPECIAL CONSIDERATIONS RELATING TO NEW YORK TAX-EXEMPT SECURITIES

    During the mid-1970's, New York State (the "State"), some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in ameliorating the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York Municipal Obligations in which the Fund invests.

NEW YORK CITY


    GENERAL. The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, New York City (the "City") experienced job losses in 1990 and 1991 and real Gross City Product (GCP) fell in those two years. For the 1992 fiscal year, the City closed a projected budget gap of $3.3 billion in order to achieve a balanced budget as required by the laws of the State. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. However, after noticeable improvements in the City's economy during calendar year 1994, the City's current four-year financial plan assumes that economic growth will slow in calendar years 1995 and 1996 with local employment increasing modestly. During the 1995 fiscal year, the City experienced substantial shortfalls in payments of non-property tax revenues from those forecasted.



    For each of the 1981 through 1994 fiscal years, the City achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. For fiscal year 1995, the City adopted a budget which halted the trend in recent years of substantial increases in City-funded spending from one year to the next.



    1995-1998  NEW  YORK CITY  FINANCIAL  PLAN.   The  Mayor is  responsible for
preparing the City's four-year financial plan (the "1995-1998 Financial Plan", the "Financial Plan" or "City Plan").



    On November 29, 1995, the City submitted to the Control Board the Financial Plan for the 1996-1999 fiscal years, which is a modification to a financial plan submitted to the Control Board on July 11, 1995 (the "July Financial Plan") and which relates to the City, the Board of Education ("BOE") and the City University of New York.



    The July Financial Plan set forth proposed actions to close a previously projected gap of approximately $3.1 billion for the 1996 fiscal year, including (among other actions): (i) a reduction in spending of $400 million, primarily affecting public assistance and Medicaid payments by the City, (ii) agency reduction programs, totaling $1.2 billion, (iii) transitional labor savings, totaling $600 million; and (iv) the phase-in of the increased annual pension funding cost due to revisions resulting from an actuarial audit of the City pension systems, which would reduce such costs in the 1996 fiscal year.



    The 1996-1999 Financial Plan, published on November 29, 1995, reflects actual receipts and expenditures and changes in forecasted revenues and expenditures since the July Financial Plan, and projects balanced revenues and expenditures for the 1996 fiscal year on a GAAP basis. Changes since the July Financial Plan for the 1996 fiscal year include: (i) a $100 million reduction in expenditures for other than personal services; (ii) debt service savings, including savings from a proposed refunding of outstanding debt, totaling $123 million; (iii) a $129 million increase in projected expenditures, including $45 million in increased spending to pay for a portion of the cost of student transit passes; and (iv) a $100 million increase in the General Reserve.



    The Financial Plan also sets forth projections for the 1997 through 1999 fiscal years and outlines a proposed gap-closing program to eliminate projected gaps for $1.4 billion, $2.3 billion and $2.7 billion for the 1997, 1998 and 1999 fiscal years, respectively, after successful implementation of the gap-closing program for the 1996 fiscal year. These projections for the 1996 through 1999 fiscal years reflect the costs of the recently announced tentative settlements with certain municipal unions, and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements. The projections for the 1996 through 1999 fiscal years also assume: (i) that New York City Health and Hospitals Corporations ("HHC") and BOE will each be able to identify actions to offset substantial revenue shortfalls reflected in the Financial Plan, including approximately a $254 million annual reduction in revenues for HHC in 1997 and subsequent fiscal years, which results from the reduction in Medicaid payments by the State and the City, without any increase in City subsidy payments to HHC; (ii) $130 million of revenues relating to rent payments for the City's airports, which are currently the subject of a dispute with the Port Authority or the enforcement of the City's remedies under the leases; and (iii) savings of $45 million in each of the 1997 through 1999 fiscal years which would result from the State Legislature's enactment of proposed tort reform legislation.



    Various actions proposed in the City Plan are subject to approval by the Governor and the State Legislature, and the proposed increase in Federal aid is subject to approval by Congress and the President. The State Legislature has failed to approve certain of the City's proposals for state assumption of certain Medicaid costs and mandate relief in previous sessions, thereby increasing the uncer-
tainty as to the receipt of the State assistance included in the City Plan. If these actions cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.



    The City depends on the State for aid both to enable the City to balance its budget and to meet its cash requirements. The State's 1995-1996 Financial Plan projects a balanced General Fund. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that the State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that such reductions or delays will not have adverse effects on the City's cash flow or expenditures.



    The City's projections set forth in the City Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include: the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, which may require in certain cases the cooperation of the City's municipal unions, the ability of HHC and BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues of proposals for Federal and State welfare reform.



    Implementation of the City Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1996 through 1999 contemplates the issuance of $11.0 billion of general obligation bonds primarily to reconstruct and rehabilitate the City's infrastructure and physical assets and to make capital investments. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes, it would be prevented from meeting its planned operating and capital expenditures.



    The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues may be less and future expenditures may be greater than forecast in the City Plan. In addition, the Control Board staff and others have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.



    RATINGS.



    On July 10, 1995, Standard & Poor's revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. Standard & Poor's stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector". Other factors identified by Standard & Poor's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the Financial Plan, optimistic projections of additional Federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. Fitch Investors Service continues to rate the City general obligation bonds A-. Moody's Investors Service rating for City general obligation bonds is Baa1. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds.

    OUTSTANDING INDEBTEDNESS



    As of June 30, 1995, the City and the Municipal Assistance Corporation for the City of New York had, respectively, $23.052 billion and $4.033 billion of outstanding net long-term debt.



    LITIGATION. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Plan. As of June 30, 1995, the City estimated its potential future liability on account of all outstanding claims against it to be approximately $2.5 billion.



NEW YORK STATE



    RECENT DEVELOPMENTS. The national economy began the current expansion in 1991 and has added over 7 million jobs since early 1992. However, the recession lasted longer in the State and the State's economic recovery has lagged behind the nation's. Although the State has added approximately 185,000 jobs since November 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries.



    The 1995-96 New York State Financial Plan (the "State Plan") is based on a projection that national economic growth will weaken, but not turn negative, during the course of 1995 before beginning to rebound by the end of the year. This dynamic is often described as a "soft landing". New York's economy is expected to continue to expand modestly during the 1995-1996 fiscal year, but there will be a pronounced slow-down during the course of the year. Although industries that export goods and services abroad are expected to benefit from the lower dollar, growth will be slowed by government cutbacks at all levels. On an average annual basis, employment growth will be about the same as 1994. Both personal income and wages are expected to record moderate gains in the 1995-1996 fiscal year. Bonus payments in the securities industry are expected to increase from last year's depressed level.



    THE 1995-96 FISCAL YEAR. The State's General Fund (the major operating fund of the State) was projected in the State Plan to be balanced on a cash basis for the 1995-96 fiscal year. The State Plan projected General Fund receipts and transfers from other funds at $33.110 billion, a decrease of $48 million from total receipts in the prior fiscal year, and disbursements and transfers to other funds at $33.055 billion, a decrease of $344 million from the total amount disbursed in the prior fiscal year.



    The State issued the first of the three required quarterly updates to the State Plan on July 28, 1995 (the "First Quarter Update"). The First Quarter update projected a continued balance in the State's 1995-96 Financial Plan and incorporated few revisions to the Plan.



    The State issued its second quarterly update to the State Plan (the "Mid-Year Update") on October 26, 1995. The Mid-Year Update projected continued balance in the State's 1995-96 Financial Plan with estimated receipts reduced by a net $71 million and estimated disbursements reduced by a net $30 million as compared to the First Quarter Update. The State also updated its forecast of national and State economic activity through the end of calendar year 1996. The national economic forecast remained basically unchanged from the initial forecast on which the original 1995-96 State Financial Plan was based, while the State economic forecast was marginally weakened.



    The State revised the State Plan on December 15, 1995 in conjunction with the release of the Executive Budget for the 1996-97 fiscal year. The State plan continues to project a balanced General Fund with reductions in projected receipts offset by an equivalent reduction in projected disbursements. Modest changes were made to the Mid-Year Update, reflecting two more months of actual results, deficiency requests by State agencies and administrative efficiencies achieved by State agencies. Total General Fund receipts are expected to be approximately $73 million lower than estimated at the time of the Mid-Year Update. Projected General Fund disbursements also are reduced by a total of $73 million. The revisions reflect reestimates based on actual results through November 1995, the largest of which is a reduction of $70 million in projected costs for income maintenance.



    There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain state programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years.



    THE 1996-97 FISCAL YEAR (EXECUTIVE BUDGET FORECAST). The Governor presented his 1996-97 Executive Budget to the Legislature on December 15, 1995 (the "1996-97 Financial Plan"). The Executive Budget also contains financial projections for the State's 1997-98 and 1998-99 fiscal years. The 1996-97 Financial Plan projects a continued balance in the General Fund. It reflects a continuing strategy of substantially reduced State spending, including program restructurings, reductions in social welfare spending, and efficiency and productivity initiatives. Total General Fund receipts and transfers from other funds are projected to be $31.32 billion, a decrease of $1.4 billion from total receipts projected in the current fiscal year. Total General Fund disbursements and transfers to other funds are projected to be $31.22 billion, a decrease of $1.5 billion from spending total projected for the current fiscal year. The Executive Budget proposes $3.9 billion in actions to balance the 1996-97 Financial Plan.



    The Governor has submitted several amendments to the Executive Budget. The net impact of the amendments leaves unchanged the total estimated amount of General Fund spending in 1996-97, which continues to be projected at $31.22 billion.



    To make progress toward addressing recurring budgetary imbalances, the 1996-97 Executive Budget proposes significant actions to align recurring receipts and disbursements in future fiscal years. However, there can be no assurance that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance or to align recurring receipts and disbursements in either 1996-97 or in future fiscal years. The Executive Budget contains projections of a potential imbalance in the 1997-98 fiscal years of $1.44 billion and in the 1998-99 fiscal year of $2.47 billion, assuming implementation of the Executive Budget recommendations. It is expected that the governor will propose to close these budget gaps with further spending reductions.



    Uncertainties with regard to both the economy and potential decisions at the federal level add further pressure on future budget balance in the State. For example, various proposals relating to federal tax and spending policies, such as changes to federal treatment of capital gains which would flow through automatically to the State personal income tax and changes affecting the federal share of Medicaid, could, if enacted, have a significant impact on the State's financial condition in 1996-97 and in future fiscal years.



    NEW YORK LOCAL GOVERNMENT ASSISTANCE CORPORATION. In 1990, as part of a state fiscal reform program, legislation was enacted creating the New York Loan Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation empowered LGAC to issue bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of those long-term obligations, which will be amortized over no more than 30 years, is expected to result in eliminating the need for continuing short-term seasonal borrowing for those purposes. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC, except in cases where the Governor and the legislative leaders have certified both the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded.

    As of June 30, 1995, LGAC issued bonds and notes to provide net proceeds of $4.7 billion, completing the program. The impact of this borrowing, together with the availability of certain cash reserves is that the State Plan includes no seasonal short-term borrowing.



    COMPOSITION OF STATE GOVERNMENTAL FUNDS GROUP. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include: (i) the General Fund, which receives all income not required by law to be deposited in another fund; (ii) Special Revenue Funds, which receive the preponderance of moneys received by the State from the Federal government and other income, the use of which is legally restricted to certain purposes; (iii) Capital Projects Funds, used to finance the acquisition, construction and rehabilitation of major capital facilities by the State and to aid in certain of such projects conducted by local governments or public authorities; and (iv) Debt Service Funds, which are used for the accumulation of moneys for the payment of principal of and interest on long-term debt and to meet lease-purchase and other contractual-obligation commitments.



    TAXATION AND ECONOMIC INCENTIVES. Although the State ranks 22nd in the nation for its State tax burden, the State has the second highest combined state and local tax burden in the United States. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State. To stimulate economic growth, the State has developed programs, including the provision of direct financial assistance, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State. In addition, the State has provided various tax incentives to encourage relocation and expansion.



    The 1994-1995 budget reflects significant additional actions to reduce the burden of State taxation, including adoption of a 3-year, 20 percent reduction in the State's personal income tax and a variety of more modest changes in other levies. In combination with business tax reductions enacted in 1994, these actions will reduce State taxes by over $5.5 billion by the 1997-98 State fiscal year, when compared to the estimated yield in that year of the State tax structure as it applied in 1993-94.



    AUTHORITIES. The fiscal stability of the State is related to the fiscal stability of its public authorities (i.e. public benefit corporations, created pursuant to State law, other than local authorities), which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. The State's public authorities (the "Authorities") are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1994, the latest data available, there were 18 Authorities that had outstanding debt of $100 million or more and the aggregate outstanding debt, including refunding bonds, of these 18 Authorities was $70.3 billion.



    Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, the State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the 18 Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years.



    The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. There are certain statutory arrangements that provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

    RATINGS. On January 13, 1992, Standard & Poor's reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. Standard & Poor's also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, Standard & Poor's revised the rating outlook assessment to stable. On February 14, 1994, Standard & Poor's raised is outlook to positive and, on July 13, 1995, confirmed its A- rating. On January 6, 1992, Moody's Investors Service reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On July 3, 1995, Moody's Investors Service reconfirmed its A rating on the State's general obligation long-term indebtedness. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Securities in which the New York Fund invests.



    GENERAL OBLIGATION DEBT. As of March 31, 1995, the State had outstanding approximately $5.181 billion in general obligation bonds, excluding refunding bonds, and $149 million in bond anticipation notes outstanding. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $743.3 million for the 1994-95 fiscal years, and are estimated to be $774.4 million for the State's 1995-96 fiscal year, not including interest on State General Obligation Refunding Bonds to the extent that such interest was paid from escrowed funds.



    LITIGATION. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 1995-1996 Fiscal Year or thereafter.



    The State believes that the 1995-1996 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1995-1996 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of the 1995-1996 Financial Plan reserves for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced 1995-1996 State Financial Plan. In its audited financial statements for the fiscal year ended March 31, 1995, the State reported its estimated liability for awarded and unanticipated unfavorable judgments at $676 million.



    In addition, the State is party to other claims and litigations which its counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1995-1996 fiscal year or thereafter.



    OTHER LOCALITIES. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1995-96 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1995-96 fiscal year.



    For example, fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.



    From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the state, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the state could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.


THE DISTRIBUTOR
--------------------------------------------------------------------------------


    As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), on a continuous basis. The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund and may enter into selected dealer agreements with other selected dealers ("Selected Broker-Dealers"). The Distributor, a Delaware corporation, is a wholly-owned subsidiary of DWDC. The Trustees, including a majority of the Trustees who are not and were not at the time they voted "interested persons" of the Fund, as defined in the Act (the "Independent Trustees"), at a meeting held on October 30, 1992 approved the current Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. The current Distribution Agreement is substantively identical to the Fund's previous distribution agreement in all material respects, except for the dates of effectiveness. The current Distribution Agreement took effect on June 30, 1993 upon the spin-off by Sears, Roebuck and Co. of its remaining shares of DWDC. By its terms, the Distribution Agreement had an initial term ending April 30, 1994, and provides that it will remain in effect from year to year thereafter if approved by the Board. At their meeting held on April 20, 1995, the Trustees, including all of the Independent Trustees, approved the continuation of the Distribution Agreement until April 30, 1996.


    The Distributor bears all expenses incurred in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares to other than current shareholders. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION

    To compensate the Distributor for the services provided and for the expenses borne by the Distributor or any selected dealer under the Distribution Agreement, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which the Fund pays the Distributor compensation accrued daily and payable monthly at the annual rate of 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of the Fund. An amount equal to 0.20% of the Fund's average annual net assets of the fees payable by the Fund each year pursuant to the Plan of Distribution is characterized as a "service fee" under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (of which the

Distributor is a member). Such fee is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan of Distribution fee payments made by the Fund is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of Fair Practice. The Distributor also receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Redemptions and Repurchases--Contingent Deferred Sales Charge" in the Prospectus). The Distributor has informed the Fund that it and/or DWR received contingent deferred sales charges on redemptions of the Fund's shares in the approximate amounts of $244,000, $312,000 and $337,000 for the fiscal years ended December 31, 1993, 1994 and 1995, respectively. (see "Redemptions and Repurchases--Contingent Deferred Sales Charge" in the Prospectus).



    The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on February 13, 1985, by DWR, the then sole shareholder of the Fund, on March 20, 1985, and by the shareholders holding a majority, as defined in the Act, of the outstanding voting securities of the Fund at a Meeting of Shareholders of the Fund held on April 29, 1986. Under its terms, the Plan had an initial term ending December 31, 1985, and provides that it will remain in effect from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above.



    Most recent continuation of the Plan for one year, until April 30, 1996, was approved by the Board of Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at a Board meeting held on April 20, 1995. Prior to approving the continuation of the Plan, the Board requested and received from DWR and reviewed all the information which it deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan by the Distributor to the Fund and its shareholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. This determination was based upon the conclusion of the Trustees that the Plan provides an effective means of stimulating sales of shares of the Fund and of reducing or avoiding net redemptions and the potentially adverse effects that may occur therefrom. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


    At their meeting held on October 30, 1992, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon the reorganization described above the share distribution activities theretofore performed for the Fund by DWR were assumed by the Distributor and DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to DWR as before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other selected broker-dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses. At their meeting held on April 28, 1993, the Trustees, including a majority of the Independent 12b-1 Trustees, also approved certain technical amendments to the Plan in connection with amendments adopted by the National Association of Securities Dealers, Inc. to its Rule of Fair Practice.


    At their meeting held on October 26, 1995, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved an amendment to the Plan to permit payments to be made under the Plan with respect to certain distribution expenses incurred in connection with the distribution of shares, including personal services to shareholders with respect to holdings of such shares, of an investment company whose assets are acquired by the Fund in a tax-free reorganization.



    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. The Fund accrued amounts payable to DWR under the Plan, during the fiscal year ended December 31, 1995, of $1,607,829. This amount is equal to payments required to be paid monthly by the Fund which were computed at the annual rate of 0.75% of the average daily net assets of the Fund's shares for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. This amount is treated by the Fund as an expense in the year it is accrued.


    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method shares of the Fund are sold without a sales load being deducted at the time of purchase, so that the full amount of an investor's purchase payment will be invested in shares without any deduction for sales charges. Shares of the Fund may be subject to a contingent deferred sales charge, payable to the Distributor, if redeemed during the six years after their purchase. DWR compensates its account executives by paying them, from its own funds, commissions for the sale of the Fund's shares, currently a gross sales credit of up to 4% of the amount sold and an annual gross residual of up to .20 of 1% of the current value of the respective accounts for which they are the account executives of record and for which they provide personal service and/or the maintenance of such accounts. The gross sales credit is a charge which reflects commissions paid to account executives and Fund associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars,
(c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred on behalf of the Fund and its opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of its distribution expenses to the Fund, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


    The Fund paid 100% of the $1,607,829 accrued under the Plan for the fiscal year ended Decembers 31, 1995 to the Distributor of the Fund's shares. The Distributor and DWR estimate that they have spent $18,671,738, pursuant to the Plan, on behalf of the Fund since the inception of the Fund. It is estimated that this amount was spent in approximately the following ways: (i) 11.55% ($2,156,273)-- advertising and promotional expenses; (ii) 1.23% ($229,978)--printing of prospectuses for distribution to other than current shareholders; and (iii) 87.22% ($16,285,487)--other expenses, including the gross sales credit and the carrying charge, of which 10.43% ($1,698,152) represents carrying charges, 36.37% ($5,923,917) represents commission credits to DWR branch offices for payments of commissions to account executives and 53.20% ($8,663,418) represents overhead and other branch office distribution-related expenses.


    At any given time, expenses may be incurred in distributing shares of the Fund which may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that such excess amount, including the carrying charge designed to approximate the opportunity costs incurred which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's shares, totalled $3,424,481 as of December 31, 1995. Because there is no requirement under the Plan that the Distributor be reimbursed for all its expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor in excess of payments made to it under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred by the Distributor, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.


    No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct financial interest in the operation of the Plan except to the extent that the Distributor or certain of its employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent 12b-1 Trustees shall be committed to the discretion of the Independent 12b-1 Trustees.

DETERMINATION OF NET ASSET VALUE

    As discussed in the Prospectus, portfolio securities (other than short-term debt securities and futures and options) are valued for the Fund by an outside independent pricing service approved by the Board of Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities. The net asset value of shares of the Fund is not calculated on such federal and non-federal holidays as are observed by the New York Stock Exchange. The New York Stock Exchange currently observes the following holidays:
New Year's Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

    The Investment Manager will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Board of Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Board may determine to approve such recommendation or to make other provisions for pricing of the Fund's portfolio securities. Short-term taxable debt securities with sixty days or less remaining to maturity at time of purchase are valued at amortized cost, unless the Board determines such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Other short-term taxable debt securities will be valued on a mark to market basis until such time as they have a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such value does not reflect the securities' market value, in which case these securities will be valued at their fair market value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between the latest bid and asked price. Futures contracts and options thereon which are traded on commodities exchanges are valued at their latest sale price on such commodities exchanges unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities, including illiquid securities, and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees.


SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Fund's Transfer Agent, Dean Witter Trust Company (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a statement reflecting the status of such Account.

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) as of the close of business on the monthly payment date, as stated in the Prospectus. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the payment date of the dividend or the record date of the distribution. In the case of recently purchased shares for which registration instructions have not been received on the payment or record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions.

    TARGETED DIVIDENDS.-SM- In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of an open-end Dean Witter Fund other than Dean Witter New York Tax-Free Income Fund. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share (without sales charge) of the selected Dean Witter Fund as of the close of business on the monthly payment date and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

    EASYINVEST.-SM- Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

    INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at net asset value, without the imposition of a contingent deferred sales charge upon redemption, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time through the Shareholder Investment Account by sending a check in any amount, not less than $100, payable to Dean Witter New York Tax-Free Income Fund, directly to the Fund's Transfer Agent. Such amounts will be applied to the purchase of Fund shares at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25 or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (see "Redemptions and Repurchases--Contingent Deferred Sales Charge" in the Prospectus). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly dollar amount.

    The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

    Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the contingent deferred sales charge applicable to the redemption of shares purchased during the preceding six years (see "Redemption and Repurchases--Contingent Deferred Sales Charge").

    Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her DWR or other selected broker-dealer account executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

EXCHANGE PRIVILEGE


    As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of the Fund may exchange their shares for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Income Fund, Dean Witter Balanced Growth Fund, Dean Witter Intermediate Term U.S. Treasury Trust and for shares of any Dean Witter money market funds (the foregoing eleven non-FESC or CDSC funds are hereinafter referred to for purposes of this section as the "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.


    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

    As described below, and in the Prospectus under the captions "Exchange Privilege" and "Contingent Deferred Sales Charge", a contingent deferred sales charge ("CDSC") may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of the Fund or any other CDSC fund are exchanged for shares of the Exchange Funds, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Funds (calculated from the last day of the month in which the fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Funds, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a CDSC fund. However, in the case of shares exchanged into the Exchange Funds on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the the Exchange Funds 12b-1 distribution fees incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of the Exchange Funds pursuant to this exchange privilege may exchange those shares back into a CDSC fund from the Exchange Funds with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Funds resumes on the last day of the month in which shares of a CDSC fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a CDSC fund.

    In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.


    When shares initially purchased in a CDSC fund are exchanged for shares of another CDSC fund, or for shares of the Exchange Funds, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than three or six years prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. Shares of Dean Witter American Value Fund (formerly Dean Witter Industry-Valued Securities Inc.) acquired prior to April 30, 1984, shares of Dean Witter Dividend Growth Securities Inc. and Dean Witter Natural Resource Development Securities Inc. acquired prior to July 2, 1984, and shares of Dean Witter Strategist Fund acquired prior to November 8, 1989, are also considered Free Shares and will be the first Free Shares to be exchanged. After an exchange, all dividends earned on shares in the Exchange Funds will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Contingent Deferred Sales Charge", any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.


    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's Selected Broker-Dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any Selected Broker-Dealer. The Distributor and any Selected Broker-Dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any Selected Broker-Dealer for any transactions pursuant to this Exchange Privilege.

    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter New York Municipal Money Market Fund and Dean Witter

California Tax-Free Daily Income Trust although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment is $10,000 for Dean Witter Short-Term U.S. Treasury Trust. The minimum initial investment for all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into a money market fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of money market funds, including the check writing feature, will not be available for funds held in that account.

    The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days prior written notice for termination or material revision), provided that six months prior written notice of termination will be given to the shareholders who hold shares of the Exchange Funds pursuant to this Exchange Privilege and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

    For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. As stated in the Prospectus, shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charge (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, New Jersey 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares" in the Prospectus) after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

    Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a revised prospectus.

    CONTINGENT DEFERRED SALES CHARGE. As stated in the Prospectus, a contingent deferred sales charge ("CDSC") will be imposed on any redemption by an investor if after such redemption the current value of the investor's shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Fund shares during the preceding six years. However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services--Targeted Dividends"), plus
(c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six years. The CDSC will be paid to the Distributor.

    In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the past six years will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Fund shares until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC:

                                                                                   CONTINGENT DEFERRED
                                  YEAR SINCE                                        SALES CHARGE AS A
                                   PURCHASE                                           PERCENTAGE OF
                                 PAYMENT MADE                                        AMOUNT REDEEMED
-------------------------------------------------------------------------------  -----------------------
First..........................................................................              5.0%
Second.........................................................................              4.0%
Third..........................................................................              3.0%
Fourth.........................................................................              2.0%
Fifth..........................................................................              2.0%
Sixth..........................................................................              1.0%
Seventh and thereafter.........................................................           None

    In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year period. This will result in any such CDSC being imposed at the lowest possible rate. Accordingly, shareholders may redeem, without incurring any CDSC, amounts equal to any net increase in the value of their shares above the amount of their purchase payments made within the past six years and amounts equal to the current value of shares purchased more than six years prior to the redemption and shares purchased through reinvest-ment of dividends or distributions or acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years of purchase which are in excess of these amounts and which redemptions are not (a) requested within one year of death or initial determination of disability of a shareholder, or (b) made pursuant to certain taxable distributions from retirement plans or retirement accounts, as described in the Prospectus.

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term "good order" means that the share certificate, if any, and request for redemption, are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check (including a certified or bank cashier's check), payment of redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of investment of the proceeds of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executives regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the contingent deferred sales charge or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro-rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable contingent deferred sales charge as if they had not been so transferred.

    REINSTATEMENT PRIVILEGE. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

    Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As stated in the Prospectus, the Fund intends to distribute all of its net investment income and all of its net short-term capital gains, if any, and will determine whether to retain all or part of any net long-term capital gains.

    As discussed in the Prospectus, the Fund may invest a portion of its assets in certain "private activity bonds" issued after August 7, 1986. As a result, a portion of the exempt-interest dividends paid by the Fund may be an item of tax preference to shareholders subject to the federal alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include a portion of exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

    Each shareholder will be sent at least a quarterly summary of his or her account, including information as to reinvested dividends and capital gains distributions. Share certificates for dividends or distributions will not be issued unless a shareholder requests in writing that a certificate be issued for a specific number of shares.

    In computing interest income, the Fund will amortize any premiums and original issue discounts on securities owned. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.


    Gains or losses on the sales of securities by the Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be short-term capital gains or losses. Gains and losses on the sale, expiration or other termination of options on securities will generally be treated as gains and losses from the sale of securities. Pursuant to present federal income tax laws, futures contracts held by the Fund at the end of each fiscal year will be required to be "marked to market", that is, treated as having been sold at their fair market value at such date. Sixty percent of any gain or loss recognized on these deemed sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Gains or losses from options on futures and listed options on debt instruments will similarily be treated as part short-term and part long-term capital gains or losses, unless such gains or losses were incurred as part of a securities "straddle," in which case the appropriate straddle rules of the Internal Revenue Code (the "Code") would apply.



    Because the Fund intends to distribute all of its net investment income and capital gains to shareholders and otherwise continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders will normally have to pay federal income taxes, and any applicable state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year.


    With respect to the Fund's investments in zero coupon bonds, the Fund accrues income prior to any actual cash payments by their issuers. In order to continue to comply with Subchapter M of the Code and remain able to forego payment of Federal income tax on its income and capital gains, the Fund must distribute all of its net investment income, including income accrued from zero coupon bonds. As such, the Fund may be required to dispose of some of its portfolio securities under disadvantageous circumstances to generate the cash required for distribution.

    One of the requirements for regulated investment company status is that at least 90% of a Fund's gross income be derived from dividends, interest and gains from the sale or other disposition of securities. Another requirement for regulated investment company status is that less than 30% of the Fund's gross income can be derived from, among other sources, gains from the sale or other disposition of securities held less than three months. Accordingly, the Fund may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. The Fund may also be restricted in its ability to engage in transactions involving futures contracts.

    Under the Revenue Reconciliation Act of 1993, all or a portion of the Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount after April 30, 1993 will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders.

    As discussed in the Prospectus, the Fund intends to continue to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its total assets in tax-exempt securities. An exempt-interest dividend is that part of dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes.

    Within sixty days after the end of its fiscal year, the Fund will mail to shareholders a statement indicating the percentage of the dividend distributions for such fiscal year which constitutes exempt-interest dividends and the percentage, if any, that is taxable, and the percentage, if any, of the exempt-interest dividends which constitutes an item of tax preference, and to what extent the taxable portion is long-term capital gain, short-term capital gain or ordinary income. These percentages should be applied uniformly to all monthly distributions made during the fiscal year to determine the proportion of dividends that is tax-exempt. The percentages may differ from the percentage of tax-exempt dividend distributions for any particular month.

    Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term gains, regardless of how long the shareholder has held Fund shares and whether the distribution is received in additional shares or in cash. Since the Fund's income is expected to be derived entirely from interest rather than dividends, none of such dividend distributions will be eligible for the 70% dividends received deduction generally available to corporations. Net long-term capital gains distributions are not eligible for the dividends received deduction.

    Any loss on the sale or exchange of shares of the Fund which are held for six months or less is disallowed to the extent of the amount of any exempt-interest dividends paid with respect to such shares. Treasury Regulations may provide for a reduction in such required holding period. If a shareholder receives a distribution that is taxed as long-term capital gain on shares held for six months or less and sells those shares at a loss, the loss will be treated as a long-term capital loss to the extent of the capital gains distribution.

    Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible to the extent allocable to exempt-interest dividends of the Fund (which allocation does not take into account capital gain dividends of the Fund). Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Income Tax Regulation 1.103-11 (b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In such event, the Fund would re-evaluate its investment objective and policies.

    To the extent that dividends are derived from interest on New York tax-exempt securities, such dividends will also be exempt from New York State and City personal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, may not be deductible by the investor for State or City personal income tax purposes.

    The foregoing relates to federal income taxation and to New York State and City personal income taxation as in effect as of the date of the Prospectus. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York franchise taxes if received by a corporation doing business in New York, to state taxes in states other than New York and to local taxes.

    The Fund is organized as a Massachusetts business trust. Under current law, so long as it qualifies as a "regulated investment company" under the Internal Revenue Code, the Fund itself is not liable for any income or franchise tax in The Commonwealth of Massachusetts.


    Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions are, and some portion of the dividends may be, subject to income tax. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of taxable dividends or the distribution of realized long-term capital gains, such payment or distribution, in effect, would be a return of capital but nonetheless taxable at ordinary rates. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


PERFORMANCE INFORMATION
--------------------------------------------------------------------------------


    As discussed in the Prospectus, from time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income". The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Fund shares outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30-day period ended December 31, 1995, the Fund's yield, calculated pursuant to the formula described above was 4.02%.



    The Fund may also quote a "tax-equivalent yield" determined by dividing the tax-exempt portion of the quoted yield by 1 minus the stated income tax rate and adding the result to the portion of the yield that is not tax-exempt. The Fund's tax-equivalent yield, based upon a combined Federal and New York personal income tax bracket of 44.19% (the highest current individual marginal tax rate), for the 30-day period ending December 31, 1995, was 7.17% based upon the yield quoted above.


    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period), and subtracting 1 from the result.


    The average annual total returns of the Fund for the year ended December 31, 1995, the five years ended December 31, 1995 and for the ten years ended December 31, 1995, were 11.59%, 7.79% and 7.94%, respectively.


    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable contingent deferred sales charge. Based on this calculation, the average annual total returns of the Fund for the year ended December 31, 1995, the five years ended December 31, 1995 and for the ten years ended December 31, 1995, were 16.59%, 8.09% and 7.94%, respectively.



    In addition, the Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any contingent deferred sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total return for the year ended December 31, 1995, the five years ended December 31, 1995 and the ten years ended December 31, 1995 were 16.59%, 47.53% and 114.74%, respectively.



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return (expressed as a decimal and without reflecting the deduction of the contingent deferred sales charge) and multiplying by $10,000, $50,000 and $100,000. Investments of $10,000, $50,000 and $100,000 in the Fund
since inception (April 25, 1985) would have grown to $23,845, $119,225 and $238,450, respectively at December 31, 1995.


    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

SHARES OF THE FUND
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the shareholders of the Fund are entitled to a full vote for each full share held. All of the Trustees, except for Messrs. Bozic, Purcell and Schroeder have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on January 12, 1993. Messrs. Bozic, Purcell and Schroeder were elected by the other Trustees of the Fund on April 8, 1994. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). However, the Trustees have not authorized any such additional series or classes of shares.

    The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

    The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Bank of New York, 90 Washington Street, New York, New York 10286 is the Custodian of the Fund's assets.


    Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07302 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions of Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter Distributors Inc., the Fund's Distributor and Dean Witter InterCapital Inc., the Fund's Investment Manager. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, including providing subaccounting and recordkeeping services for certain retirement accounts; disbursing cash dividends and reinvesting dividends; processing account registration changes; handling purchase and redemption transactions; mailing prospectuses and reports; mailing and tabulating proxies; processing share certificate transactions; and maintaining shareholder records and lists. For these services, Dean Witter Trust Company receives a per shareholder account fee from the Fund.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent accountants, together with their report thereon, will be sent to shareholders each year.

    The Fund's fiscal year ends on December 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Sheldon Curtis, Esq., who is an officer and General Counsel of the Investment Manager is an officer and General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------


    The annual financial statements of the Fund for the year ended December 31, 1995 which are included herein and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER NEW YORK TAX-FREE INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter New York Tax-Free Income Fund (the "Fund") at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10036
FEBRUARY 7, 1996


--------------------------------------------------------------------------------

                      1995 FEDERAL TAX NOTICE (UNAUDITED)


       During the year ended December 31, 1995, the Fund paid to the shareholders $0.54 per share from net investment income. All of the Fund's dividends from net investment income were exempt interest dividends, excludable from gross income for Federal income tax purposes. For the year ended December 31, 1995, the Fund paid to shareholders $0.08 per share from long-term capital gains.

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENT DECEMBER 31, 1995

 PRINCIPAL
 AMOUNT IN                                                                                               COUPON     MATURITY
 THOUSANDS                                                                                                RATE        DATE
-----------------------------------------------------------------------------------------------------------------------------

             NEW YORK EXEMPT MUNICIPAL BONDS (97.0%)
             GENERAL OBLIGATION (10.6%)
             New York City,
 $   3,500     Various Purpose 1973..................................................................      3.50 %    05/01/01
     2,500     Various Purpose 1973..................................................................      3.50      05/01/03
     4,000     1990 Ser D............................................................................      6.00      08/01/06
     3,260     1996 Refg Ser E.......................................................................      5.50      02/15/08
     3,000   New York State, Refg Ser 1995 B.........................................................      5.70      08/15/13
     8,800   Puerto Rico, Pub Impr Refg Ser 1987 A...................................................      3.00      07/01/06
-----------
    25,060
-----------
             EDUCATIONAL FACILITIES REVENUE (15.2%)
             New York State Dormitory Authority,
     5,000     Canisius College Ser 1995 (CAPMAC)....................................................      5.60      07/01/23
     2,150     City University Ser U.................................................................      6.375     07/01/08
     3,000     City University Ser 1993 A............................................................      5.75      07/01/09
     5,000     City University Ser 1993 F............................................................      5.50      07/01/12
     3,000     State University Ser 1989 B...........................................................      0.00      05/15/05
    10,000     State University Ser 1993 C...........................................................      5.375     05/15/13
     2,000     State University Ser 1993 A...........................................................      5.25      05/15/15
     4,000     University of Rochester Ser 1987......................................................      6.50      07/01/09
-----------
    34,150
-----------
             ELECTRIC REVENUE (5.7%)
     5,000   New York State Power Authority, Ser CC..................................................      5.00      01/01/14
     8,000   Puerto Rico Electric Power Authority, Power Ser O.......................................      5.00      07/01/12
-----------
    13,000
-----------
             HOSPITAL REVENUE (4.5%)
     9,800   New York State Medical Care Facilities Finance Agency, Insured Hospital & Nursing
               Home-FHA Ins Mtge 1993 Ser B..........................................................      5.50      02/15/22
-----------
             INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE (14.3%)
     4,500   New York City Industrial Development Agency, 1990 American Airlines Inc (AMT)...........      8.00      07/01/20
             New York State Energy Research & Development Authority,
     3,000     Brooklyn Union Gas Co 1993 Ser B......................................................      6.368     04/01/20
    11,000     Brooklyn Union Gas Co 1991 Ser (AMT)..................................................      6.952     07/01/26
     4,000     Consolidated Edison Co of New York Inc Ser 1986 A (AMT)...............................      7.50      11/15/21
     1,000     Long Island Lighting Co 1990 Ser A (AMT)..............................................      7.15      06/01/20
     5,000     New York State Electric & Gas Corp 1987 Ser A (AMT) (MBIA)............................      6.15      07/01/26
-----------
    28,500
-----------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS        VALUE
-----------

 $   3,500   $     3,163,125
     2,500         2,142,575
     4,000         4,024,040
     3,260         3,167,155
     3,000         3,117,750
     8,800         7,336,736
             ---------------
-----------
                  22,951,381
    25,060
             ---------------
-----------

     5,000         5,033,700
     2,150         2,286,934
     3,000         3,079,470
     5,000         4,914,900
     3,000         1,813,530
    10,000         9,665,200
     2,000         1,929,180
     4,000         4,182,840
             ---------------
-----------
                  32,905,754
    34,150
             ---------------
-----------

     5,000         4,844,200
     8,000         7,594,640
             ---------------
-----------
                  12,438,840
    13,000
             ---------------
-----------

     9,800
                   9,785,790
             ---------------
-----------

     4,500         4,888,125

     3,000         3,208,500
    11,000        12,337,050
     4,000         4,170,280
     1,000         1,027,430
     5,000         5,270,000
             ---------------
-----------
                  30,901,385
    28,500
             ---------------
-----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENT DECEMBER 31, 1995, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                                               COUPON     MATURITY
 THOUSANDS                                                                                                RATE        DATE
-----------------------------------------------------------------------------------------------------------------------------
             MORTGAGE REVENUE - MULTI-FAMILY (2.8%)
             New York City Housing Development Corporation,
 $   2,390     East Midtown Proj-FHA Insured Sec 223.................................................      6.50 %    11/15/18
     1,000     Gen Hsg Ser A (AMBAC).................................................................      6.50      05/01/06
     2,396     Ruppert Proj-FHA Insured Sec 223......................................................      6.50      11/15/18
-----------
     5,786
-----------
             MORTGAGE REVENUE - SINGLE FAMILY (5.1%)
             New York State Mortgage Agency, Homeowner
     4,500     Ser 27................................................................................      6.90      04/01/15
     5,000     Ser 29 A..............................................................................      5.25      04/01/15
     1,400     Ser MM-1 (AMT)........................................................................      7.95      10/01/21
-----------
    10,900
-----------
             NURSING & HEALTH RELATED FACILITIES REVENUE (1.2%)
     2,500   New York State Medical Care Facilities Finance Authority, Long Term Health Care 1992 Ser
               D (CGIC)..............................................................................      6.50      11/01/15
-----------
             RESOURCE RECOVERY REVENUE (3.9%)
     3,000   Hempstead Industrial Development Agency, 1985 American REF-FUEL Co of Hempstead.........      7.40      12/01/10
     3,000   New York State Environmental Facilities Corporation, Huntington
               1989 Ser A (AMT)......................................................................      7.50      10/01/12
     2,000   Oneida-Herkimer Solid Waste Management Authority, Ser 1992..............................      6.75      04/01/14
-----------
     8,000
-----------
             TRANSPORTATION FACILITIES REVENUE (9.9%)
     2,500   Buffalo & Fort Erie Public Bridge Authority, Toll Bridge Ser 1995 (MBIA)................      5.75      01/01/25
     5,000   Metropolitan Transportation Authority, Commuter Sub Grand Central Terminal Redev Ser
               1995-1 (FSA)..........................................................................      5.70      07/01/24
             New York State Thruway Authority,
     3,500     Ser A.................................................................................      5.75      01/01/12
     2,000     Ser C (FGIC)..........................................................................      6.00      01/01/25
     5,000   Port Authority of New York & New Jersey, Cons 100th Ser.................................      5.75      12/15/20
     3,000   Puerto Rico Highway & Transportation Authority, Refg Ser X..............................      5.50      07/01/15
-----------
    21,000
-----------
             WATER & SEWER REVENUE (8.3%)
             New York City Municipal Water Finance Authority,
     4,000     1990 Ser A............................................................................      6.00      06/15/19
     4,000     1994 Ser B............................................................................      5.375     06/15/07
             Suffolk County Industrial Development Agency,
     5,000     Southwest Sewer Ser 1994 (FGIC).......................................................      6.00      02/01/07
     4,000     Southwest Sewer Ser 1994 (FGIC).......................................................      6.00      02/01/08
-----------
    17,000
-----------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS        VALUE
-----------

 $   2,390   $     2,515,759
     1,000         1,028,060
     2,396         2,500,831
             ---------------
-----------
                   6,044,650
     5,786
             ---------------
-----------

     4,500         4,833,765
     5,000         4,721,800
     1,400         1,509,494
             ---------------
-----------
                  11,065,059
    10,900
             ---------------
-----------

     2,500
                   2,717,000
             ---------------
-----------

     3,000         3,124,020
     3,000
                   3,194,880
     2,000         2,079,200
             ---------------
-----------
                   8,398,100
     8,000
             ---------------
-----------

     2,500         2,569,800
     5,000
                   5,067,050

     3,500         3,587,885
     2,000         2,103,680
     5,000         5,096,600
     3,000         3,028,680
             ---------------
-----------
                  21,453,695
    21,000
             ---------------
-----------

     4,000         4,047,080
     4,000         4,084,680

     5,000         5,457,050
     4,000         4,351,840
             ---------------
-----------
                  17,940,650
    17,000
             ---------------
-----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
PORTFOLIO OF INVESTMENT DECEMBER 31, 1995, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                                               COUPON     MATURITY
 THOUSANDS                                                                                                RATE        DATE
-----------------------------------------------------------------------------------------------------------------------------
             OTHER REVENUE (9.0%)
 $   4,000   Municipal Assistance Corporation for the City of New York, Ser 57.......................      7.25 %    07/01/08
     5,000   New York Local Government Assistance Corporation, Ser 1994 A............................      5.50      04/01/17
    10,000   United Nations Development Corporation, 1992 Refg Ser A Sr Lien.........................      6.00      07/01/26
-----------
    19,000
-----------
             REFUNDED (6.5%)
     5,000   New York Local Government Assistance Corporation, Ser 1991 B............................      7.50    04/01/01++
     3,000   New York State Dormitory Authority, Suffolk County Judicial Ser 1986 (ETM)..............      7.375     07/01/16
     4,000   New York State Medical Care Facilities Finance Agency, St Lukes-Roosevelt Hospital
               Center-FHA Ins Mtge 1989 Ser B........................................................      7.40    02/15/00++
-----------
    12,000
-----------

             TOTAL NEW YORK EXEMPT MUNICIPAL BONDS (IDENTIFIED COST $194,635,966)............................................
   206,696
-----------

             SHORT-TERM NEW YORK EXEMPT MUNICIPAL OBLIGATION (1.4%)
     3,000   Syracuse Industrial Development Agency, Syracuse University Eggers Hall Ser 1993 (Demand
               01/02/96) (Identified Cost $3,000,000)................................................      5.90*     03/01/23
-----------

 PRINCIPAL
 AMOUNT IN
 THOUSANDS        VALUE
-----------
 $   4,000   $     4,144,880
     5,000         5,119,750
    10,000        10,203,100
             ---------------
-----------
                  19,467,730
    19,000
             ---------------
-----------
     5,000         5,848,200
     3,000         3,644,490
     4,000
                   4,502,080
             ---------------
-----------
                  13,994,770
    12,000
             ---------------
-----------
   206,696       210,064,804
-----------  ---------------
     3,000
                   3,000,000
             ---------------
-----------

 $ 209,696   TOTAL INVESTMENTS (IDENTIFIED COST $197,635,966) (A)........................       98.4%   213,064,804
-----------
-----------

             CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..............................        1.6      3,553,238
                                                                                               -----   ------------

             NET ASSETS..................................................................      100.0%  $216,618,042
                                                                                               -----   ------------
                                                                                               -----   ------------

---------------------
AMT  Alternative Minimum Tax.
ETM  Escrowed to Maturity.
 *   Current coupon of variable rate security.
++   Prerefunded to call date shown.
(a) The aggregate cost for federal income tax purposes is $197,635,966; the aggregate gross unrealized appreciation is $15,810,446 and the aggregate gross unrealized depreciation is $381,608, resulting in net unrealized appreciation of $15,428,838.
BOND INSURANCE:
AMBAC AMBAC Indemnity Insurance Corporation.
CAPMAC Capital Markets Assurance Corporation.
CGIC Capital Guaranty Insurance Company.
FGIC Financial Guaranty Insurance Company.
FSA  Financial Security Assurance Inc.
MBIA Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995


ASSETS:
Investments in securities, at value
  (identified cost $197,635,966)............................  $                 213,064,804
Cash........................................................                      1,074,926
Receivable for:
    Interest................................................                      3,601,682
    Shares of beneficial interest sold......................                         77,838
Prepaid expenses............................................                         15,147
                                                                              -------------

     TOTAL ASSETS...........................................                    217,834,397
                                                                              -------------

LIABILITIES:
Payable for:
    Dividends and distributions.............................                        793,064
    Plan of distribution fee................................                        137,637
    Investment management fee...............................                        100,934
    Shares of beneficial interest repurchased...............                         75,137
Accrued expenses............................................                        109,583
                                                                              -------------

     TOTAL LIABILITIES......................................                      1,216,355
                                                                              -------------

NET ASSETS:
Paid-in-capital.............................................                    200,479,794
Net unrealized appreciation.................................                     15,428,838
Accumulated undistributed net investment income.............                         52,897
Accumulated undistributed net realized gain.................                        656,513
                                                                              -------------

     NET ASSETS.............................................  $                 216,618,042
                                                                              -------------
                                                                              -------------

NET ASSET VALUE PER SHARE,
  18,113,570 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                                     $11.96
                                                              -----------------------------
                                                              -----------------------------


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995

NET INVESTMENT INCOME:

INTEREST INCOME.............................................  $13,117,259
                                                              -----------

EXPENSES
Plan of distribution fee....................................    1,607,828
Investment management fee...................................    1,179,074
Transfer agent fees and expenses............................       90,010
Professional fees...........................................       51,817
Shareholder reports and notices.............................       48,629
Trustees' fees and expenses.................................       24,535
Custodian fees..............................................       10,401
Registration fees...........................................        8,728
Other.......................................................       12,882
                                                              -----------

     TOTAL EXPENSES BEFORE EXPENSE OFFSET...................    3,033,904

     LESS: EXPENSE OFFSET...................................      (10,375)
                                                              -----------

     TOTAL EXPENSES AFTER EXPENSE OFFSET....................    3,023,529
                                                              -----------

     NET INVESTMENT INCOME..................................   10,093,730
                                                              -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................    2,568,550
Net change in unrealized depreciation.......................   20,081,778
                                                              -----------

     NET GAIN...............................................   22,650,328
                                                              -----------

NET INCREASE................................................  $32,744,058
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS


                                                                FOR THE YEAR        FOR THE YEAR
                                                                    ENDED               ENDED
                                                              DECEMBER 31, 1995   DECEMBER 31, 1994
---------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................    $ 10,093,730        $ 11,294,623
Net realized gain (loss)....................................       2,568,550            (487,800)
Net change in unrealized appreciation/depreciation..........      20,081,778         (29,811,878)
                                                              -----------------   -----------------

     NET INCREASE (DECREASE)................................      32,744,058         (19,005,055)
                                                              -----------------   -----------------

DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income.......................................     (10,054,862)        (11,286,357)
Net realized gain...........................................      (1,424,236)         (3,193,040)
                                                              -----------------   -----------------

     TOTAL..................................................     (11,479,098)        (14,479,397)
                                                              -----------------   -----------------
Net decrease from transactions in shares of beneficial
  interest..................................................     (11,693,907)         (5,929,150)
                                                              -----------------   -----------------

     TOTAL INCREASE (DECREASE)..............................       9,571,053         (39,413,602)

NET ASSETS:
Beginning of period.........................................     207,046,989         246,460,591
                                                              -----------------   -----------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $52,897 AND $14,003, RESPECTIVELY)......................    $216,618,042        $207,046,989
                                                              -----------------   -----------------
                                                              -----------------   -----------------


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter New York Tax-Free Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal, New York State and New York City income tax, consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on January 17, 1985 and commenced operations on April 25, 1985.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1995, CONTINUED

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.55% to the portion of average daily net assets not exceeding $500 million and 0.525% to the portion of average daily net assets exceeding $500 million.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1995, CONTINUED

imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, account executives of Dean Witter Reynolds Inc., an affiliate of the Investment Manager and Distributor, and other employees and selected broker-dealers, who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

The Distributor has informed the Fund that for the year ended December 31, 1995, it received approximately $337,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1995 aggregated $33,490,393 and $38,365,443, respectively.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 1995, the Fund had transfer agent fees and expenses payable of approximately $11,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1995

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1995, CONTINUED

included in Trustees' fees and expenses in the Statement of Operations amounted to $3,121. At December 31, 1995, the Fund had an accrued pension liability of $48,649 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                        FOR THE YEAR ENDED            FOR THE YEAR ENDED
                                                                        DECEMBER 31, 1995             DECEMBER 31, 1994
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................    1,646,704   $   18,911,488     1,882,224   $ 21,996,590
Reinvestment of dividends and distributions......................      580,096        6,745,389       776,114      8,847,709
                                                                   -----------   --------------   -----------   ------------
                                                                     2,226,800       25,656,877     2,658,338     30,844,299
Repurchased......................................................   (3,239,090)     (37,350,784)   (3,244,785)   (36,773,449)
                                                                   -----------   --------------   -----------   ------------
Net decrease.....................................................   (1,012,290)  $  (11,693,907)     (586,447)  $ (5,929,150)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

6. FEDERAL INCOME TAX STATUS


During the year ended December 31, 1995, the Fund utilized its net capital loss carryover of approximately $488,000.

DEAN WITTER NEW YORK TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                                                           FOR THE YEAR ENDED DECEMBER 31
                  ----------------------------------------------------------------------------------------------------------------
                     1995       1994       1993        1992       1991       1990        1989       1988       1987        1986
----------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value,
 beginning of
 period.......... $   10.83   $  12.50   $  11.98   $   11.68   $  11.00   $  11.25   $   10.94   $  10.50   $  11.57   $   10.57
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

Net investment
 income..........      0.55       0.57       0.65        0.65       0.68       0.68        0.68       0.68       0.70        0.72
Net realized and
 unrealized gain
 (loss)..........      1.20      (1.51)      0.72        0.34       0.70      (0.25)       0.31       0.44      (0.93)       1.09
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

Total from
 investment
 operations......      1.75      (0.94)      1.37        0.99       1.38       0.43        0.99       1.12      (0.23)       1.81
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

Less dividends
 and
 distributions
 from:
   Net investment
   income........     (0.54)     (0.57)     (0.65)      (0.65)     (0.68)     (0.68)      (0.68)     (0.67)     (0.70)      (0.72)
   Net realized
   gain..........     (0.08)     (0.16)     (0.20)      (0.04)     (0.02)     --         --          (0.01)     (0.14)      (0.09)
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

Total dividends
 and
 distributions...     (0.62)     (0.73)     (0.85)      (0.69)     (0.70)     (0.68)      (0.68)     (0.68)     (0.84)      (0.81)
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

Net asset value,
 end of period... $   11.96   $  10.83   $  12.50   $   11.98   $  11.68   $  11.00   $   11.25   $  10.94   $  10.50   $   11.57
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ---------  ----------

TOTAL INVESTMENT
RETURN+               16.59%     (7.74)%    11.72%       8.70%     12.94%      4.01%       9.34%     10.91%     (1.89)%     17.62%

RATIOS TO AVERAGE
 NET ASSETS:
Expenses.........      1.42%(1)     1.40%     1.27%      1.40%      1.32%      1.37%       1.37%      1.41%      1.40%       1.41%

Net investment
 income..........      4.70%      4.96%      5.20%       5.48%      6.00%      6.13%       6.09%      6.28%      6.44%       6.36%

SUPPLEMENTAL
DATA:
Net assets, end
 of period, in
 millions........       $217       $207       $246        $209       $182       $158        $147       $129       $113        $113

Portfolio
 turnover rate...        17%        10%        25%         16%        17%        23%          4%        18%        40%         23%

---------------------
 +   Does not reflect the deduction of sales charge.
(1) The above expense ratio would have been 1.41% which reflects 0.01% effect for custody cash credits.


                       SEE NOTES TO FINANCIAL STATEMENTS

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF INVESTMENTS
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")
                             MUNICIPAL BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             MUNICIPAL NOTE RATINGS

    Moody's ratings for state and municipal note and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.

                        VARIABLE RATE DEMAND OBLIGATIONS

    A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                             MUNICIPAL BOND RATINGS

    A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

      Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which would lead to inadequate capacity or willingness to pay interest and repay principal.

B Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

      Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

    The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                             MUNICIPAL NOTE RATINGS

    Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:

    SP-1  denotes a  very  strong  or  strong  capacity  to  pay  principal  and
          interest.   Issues   determined   to   possess   overwhelming   safety
          characteristics are given a plus (+) designation (SP-1+).

    SP-2  denotes a satisfactory capacity to pay principal and interest.

    SP-3  denotes a speculative capacity to pay principal and interest.

                            COMMERCIAL PAPER RATINGS

    Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issuers assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1        indicates that the degree of safety regarding timely payment is very strong.

A-2        indicates capacity  for timely  payment  on issues  with  this designation  is  strong.
           However,  the relative degree of safety is not as overwhelming as for issues designated
           "A-1".

A-3        indicates a  satisfactory  capacity  for  timely  payment.  Obligations  carrying  this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                    DEAN WITTER NEW YORK TAX-FREE INCOME FUND

                            PART C  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  FINANCIAL STATEMENTS
          (1)  Financial statements and schedules, included
          in Prospectus (Part A):                                       Page in
                                                                      Prospectus
                                                                      ----------

          Financial highlights for the fiscal years ended
          1986, 1987, 1988, 1989, 1990, 1991, 1992, 1993
          1994 and 1995..........................................          4

          (2)  Financial statements included in the Statement of
          Additional Information (Part B):                              Page in
                                                                          SAI
                                                                         -----
          Portfolio of Investments at December 31, 1995..........         45

          Statement of assets and liabilities at
          December 31, 1995......................................         48

          Statement of operations for the year ended
          December 31, 1995......................................         49

          Statement of changes in net assets for the
          years ended December 31, 1994 and 1995.................         50

          Notes to Financial Statements..........................         51

          Financial highlights for for the fiscal years ended
          1986, 1987, 1988, 1989, 1990, 1991, 1992, 1993,
          1994 and 1995..........................................         55

          (3) Financial statements included in Part C:

          None

(b)  EXHIBITS:

1.      --  Declaration of Trust of the Registrant*

8.      --  Form of Custodian Agreement between Registrant and
            The Bank of New York.*

9.      --  Form of Services Agreement between Dean Witter
            InterCapital Inc. and Dean Witter Services Company Inc.

11.     --  Consent of Independent Accountants

15.     --  Amended and Restated Plan of Distribution pursuant to
            Rule 12b-1.

16.     --  Schedule for Computation of Performance Quotations

27.     --  Financial Data Schedule
--------------------
     *Previously filed; re-filed via EDGAR with this Amendment to the Registration Statement.

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None

Item 26.  NUMBER OF HOLDERS OF SECURITIES.

     (1)                              (2)
                                     Number of Record Holders
     Title of Class                    at January 31, 1996
     --------------                  ------------------------

Shares of Beneficial Interest                  5,753


Item 27.  INDEMNIFICATION.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "The Fund and Its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

     The term "Dean Witter Funds" used below refers to the following registered investment companies:


CLOSED-END INVESTMENT COMPANIES
 (1) InterCapital Income Securities Inc.
 (2) High Income Advantage Trust
 (3) High Income Advantage Trust II
 (4) High Income Advantage Trust III
 (5) Municipal Income Trust
 (6) Municipal Income Trust II
 (7) Municipal Income Trust III
 (8) Dean Witter Government Income Trust

 (9) Municipal Premium Income Trust
(10) Municipal Income Opportunities Trust
(11) Municipal Income Opportunities Trust II
(12) Municipal Income Opportunities Trust III
(13) Prime Income Trust
(14) InterCapital Insured Municipal Bond Trust
(15) InterCapital Quality Municipal Income Trust
(16) InterCapital Quality Municipal Investment Trust
(17) InterCapital Insured Municipal Income Trust
(18) InterCapital California Insured Municipal Income Trust
(19) InterCapital Insured Municipal Trust
(20) InterCapital Quality Municipal Securities
(21) InterCapital New York Quality Municipal Securities
(22) InterCapital California Quality Municipal Securities
(23) InterCapital Insured California Municipal Securities
(24) InterCapital Insured Municipal Securities

OPEN-END INVESTMENT COMPANIES:
 (1) Dean Witter Short-Term Bond Fund
 (2) Dean Witter Tax-Exempt Securities Trust
 (3) Dean Witter Tax-Free Daily Income Trust
 (4) Dean Witter Dividend Growth Securities Inc.
 (5) Dean Witter Convertible Securities Trust
 (6) Dean Witter Liquid Asset Fund Inc.
 (7) Dean Witter Developing Growth Securities Trust
 (8) Dean Witter Retirement Series
 (9) Dean Witter Federal Securities Trust
(10) Dean Witter World Wide Investment Trust
(11) Dean Witter U.S. Government Securities Trust
(12) Dean Witter Select Municipal Reinvestment Fund
(13) Dean Witter High Yield Securities Inc.
(14) Dean Witter Intermediate Income Securities
(15) Dean Witter New York Tax-Free Income Fund
(16) Dean Witter California Tax-Free Income Fund
(17) Dean Witter Health Sciences Trust
(18) Dean Witter California Tax-Free Daily Income Trust
(19) Dean Witter Global Asset Allocation Fund
(20) Dean Witter American Value Fund
(21) Dean Witter Strategist Fund
(22) Dean Witter Utilities Fund
(23) Dean Witter World Wide Income Trust
(24) Dean Witter New York Municipal Money Market Trust
(25) Dean Witter Capital Growth Securities
(26) Dean Witter Precious Metals and Minerals Trust
(27) Dean Witter European Growth Fund Inc.
(28) Dean Witter Global Short-Term Income Fund Inc.
(29) Dean Witter Pacific Growth Fund Inc.
(30) Dean Witter Multi-State Municipal Series Trust
(31) Dean Witter Premier Income Trust
(32) Dean Witter Short-Term U.S. Treasury Trust
(33) Dean Witter Diversified Income Trust
(34) Dean Witter U.S. Government Money Market Trust
(35) Dean Witter Global Dividend Growth Securities
(36) Active Assets California Tax-Free Trust

(37) Dean Witter Natural Resource Development Securities Inc.
(38) Active Assets Government Securities Trust
(39) Active Assets Money Trust
(40) Active Assets Tax-Free Trust
(41) Dean Witter Limited Term Municipal Trust
(42) Dean Witter Variable Investment Series
(43) Dean Witter Value-Added Market Series
(44) Dean Witter Global Utilities Fund
(45) Dean Witter High Income Securities
(46) Dean Witter National Municipal Trust
(47) Dean Witter International SmallCap Fund
(48) Dean Witter Mid-Cap Growth Fund
(49) Dean Witter Select Dimensions Investment Series
(50) Dean Witter Balanced Growth Fund
(51) Dean Witter Balanced Income Fund
(52) Dean Witter Hawaii Municipal Trust
(53) Dean Witter Capital Appreciation Fund
(54) Dean Witter Intermediate Term U.S. Treasury Trust
(55) Dean Witter Information Fund

The term "TCW/DW Funds" refers to the following registered investment companies:

OPEN-END INVESTMENT COMPANIES
 (1) TCW/DW Core Equity Trust
 (2) TCW/DW North American Government Income Trust
 (3) TCW/DW Latin American Growth Fund
 (4) TCW/DW Income and Growth Fund
 (5) TCW/DW Small Cap Growth Fund
 (6) TCW/DW Balanced Fund
 (7) TCW/DW Total Return Trust
 (8) TCW/DW Mid-Cap Equity Trust

CLOSED-END INVESTMENT COMPANIES
 (1) TCW/DW Term Trust 2000
 (2) TCW/DW Term Trust 2002
 (3) TCW/DW Term Trust 2003
 (4) TCW/DW Emerging Markets Opportunities Trust


NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Charles A. Fiumefreddo        Executive Vice President and Director of Dean
Chairman, Chief               Witter Reynolds Inc. ("DWR"); Chairman, Chief
Executive Officer and         Executive Officer and Director of Dean Witter
Director                      Distributors Inc. ("Distributors") and Dean
                              Witter Services Company Inc. ("DWSC"); Chairman and Director of Dean Witter Trust Company
                              ("DWTC"); Chairman, Director or Trustee, President and Chief Executive Officer of the Dean Witter
                              Funds and Chairman, Chief Executive Officer and
                              Trustee of the TCW/DW Funds; Formerly Executive
                              Vice President and Director of Dean Witter,
                              Discover & Co. ("DWDC"); Director and/or officer of various DWDC subsidiaries.

Philip J. Purcell             Chairman, Chief Executive Officer and Director of
Director                      of DWDC and DWR; Director of DWSC and
                              Distributors; Director or Trustee of the Dean
                              Witter Funds; Director and/or officer of various
                              DWDC subsidiaries.

Richard M. DeMartini          Executive Vice President of DWDC; President and
Director                      Chief Operating Officer of Dean Witter Capital;
                              Director of DWR, DWSC, Distributors and DWTC;
                              Trustee of the TCW/DW Funds; Member (since
                              January, 1993) and Chairman (since January,
                              1995) of the Board of Directors of NASDAQ.

James F. Higgins              Executive Vice President of DWDC; President and
Director                      Chief Operating Officer of Dean Witter Financial;
                              Director of DWR, DWSC, Distributors and DWTC.

Thomas C. Schneider           Executive Vice President and Chief Financial
Executive Vice                Officer of DWDC, DWR, DWSC and Distributors;
President, Chief              Director of DWR, DWSC and Distributors.
Financial Officer and
Director

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Christine A. Edwards          Executive Vice President, Secretary and General
Director                      Counsel of DWDC and DWR; Executive Vice President,
                              Secretary and Chief Legal Officer of Distributors;
                              Director of DWR, DWSC and Distributors.

Robert M. Scanlan             President and Chief Operating Officer of DWSC,
President and Chief           Executive Vice President of Distributors;
Operating Officer             Executive Vice President and Director of DWTC;
                              Vice President of the Dean Witter Funds and the
                              TCW/DW Funds.

David A. Hughey               Executive Vice President and Chief Administrative
Executive Vice                Officer of DWSC, Distributors and DWTC; Director
President and Chief           of DWTC; Vice President of the Dean Witter Funds
Administrative Officer        and the TCW/DW Funds.

Edmund C. Puckhaber           Director of DWTC; Vice President of the Dean
Executive Vice                Witter Funds.
President

John Van Heuvelen             President, Chief Operating Officer and Director
Executive Vice                of DWTC.
President

Sheldon Curtis                Assistant Secretary of DWR; Senior Vice President,
Senior Vice President,        Secretary and General Counsel of DWSC; Senior Vice
General Counsel and           President, Assistant General Counsel and Assistant
Secretary                     Secretary of Distributors; Senior Vice President
                              and Secretary of DWTC; Vice President, Secretary and General Counsel of the Dean Witter Funds and the TCW/DW Funds.

Peter M. Avelar
Senior Vice President         Vice President of various Dean Witter Funds.

Mark Bavoso
Senior Vice President         Vice President of various Dean Witter Funds.

Richard Felegy
Senior Vice President

Edward Gaylor
Senior Vice President         Vice President of various Dean Witter Funds.

Robert S. Giambrone
Senior Vice President         Senior Vice President of DWSC, Distributors and
                              DWTC; Vice President of the Dean Witter Funds and the TCW/DW Funds.

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Rajesh K. Gupta
Senior Vice President         Vice President of various Dean Witter Funds.

Kenton J. Hinchcliffe
Senior Vice President         Vice President of various Dean Witter Funds.

Kevin Hurley
Senior Vice President         Vice President of various Dean Witter Funds.

John B. Kemp, III             Director of the Provident Savings Bank, Jersey
Senior Vice President         City, New Jersey.

Anita Kolleeny
Senior Vice President         Vice President of various Dean Witter Funds.

Joseph J. McAlinden
Senior Vice President         Vice President of the Dean Witter Funds.

Jonathan R. Page
Senior Vice President         Vice President of various Dean Witter Funds.

Ira Ross
Senior Vice President         Vice President of various Dean Witter Funds.

Rochelle G. Siegel
Senior Vice President         Vice President of various Dean Witter Funds.

Paul D. Vance
Senior Vice President         Vice President of various Dean Witter Funds.

Elizabeth A. Vetell
Senior Vice President

James F. Willison
Senior Vice President         Vice President of various Dean Witter Funds.

Ronald J. Worobel
Senior Vice President         Vice President of various Dean Witter Funds.

Thomas F. Caloia              First Vice President and Assistant Treasurer of
First Vice President          DWSC, Assistant Treasurer of Distributors;
and Assistant                 Treasurer and Chief Financial Officer of the
Treasurer                     Dean Witter Funds and the TCW/DW Funds.

Marilyn K. Cranney            Assistant Secretary of DWR; First Vice President
First Vice President          and Assistant Secretary of DWSC; Assistant
and Assistant Secretary       Secretary of the Dean Witter Funds and the TCW/DW
                              Funds.

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Barry Fink                    First Vice President and Assistant Secretary of
First Vice President          DWSC; Assistant Secretary of the Dean Witter
and Assistant Secretary       Funds and the TCW/DW Funds.

Michael Interrante            First Vice President and Controller of DWSC;
First Vice President          Assistant Treasurer of Distributors;First Vice
and Controller                President and Treasurer of DWTC.

Robert Zimmerman
First Vice President

Joan Allman
Vice President

Joseph Arcieri
Vice President                Vice President of various Dean Witter Funds.

Douglas Brown
Vice President

Thomas Chronert
Vice President

Rosalie Clough
Vice President

Patricia A. Cuddy
Vice President                Vice President of various Dean Witter Funds.

B. Catherine Connelly
Vice President

Salvatore DeSteno
Vice President                Vice President of DWSC.

Frank J. DeVito
Vice President                Vice President of DWSC.

Dwight Doolan
Vice President

Bruce Dunn
Vice President

Jeffrey D. Geffen
Vice President

Deborah Genovese
Vice President

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Peter W. Gurman
Vice President

John Hechtlinger
Vice President

Peter Hermann
Vice President                Vice President of Dean Witter Mid-Cap Growth Fund.

David Hoffman
Vice President

David Johnson
Vice President

Christopher Jones
Vice President

Stanley Kapica
Vice President

Michael Knox                  Vice President of Dean Witter Convertible
Vice President                Securities Trust.

Konrad J. Krill
Vice President                Vice President of various Dean Witter Funds.

Paula LaCosta
Vice President                Vice President of various Dean Witter Funds.

Thomas Lawlor
Vice President

Gerard Lian
Vice President                Vice President of various Dean Witter Funds.

LouAnne D. McInnis            Vice President and Assistant Secretary of DWSC;
Vice President and            Assistant Secretary of the Dean Witter Funds and
Assistant Secretary           the TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

David Myers
Vice President

James Nash
Vice President

Richard Norris
Vice President

Hugh Rose
Vice President

Ruth Rossi                    Vice President and Assistant Secretary of DWSC;
Vice President and            Assistant Secretary of the Dean Witter Funds and
Assistant Secretary           the TCW/DW Funds.

Carl F. Sadler
Vice President

Rafael Scolari
Vice President                Vice President of Prime Income Trust

Jayne M. Stevlingson
Vice President                Vice President of various Dean Witter Funds.

Kathleen Stromberg
Vice President                Vice President of various Dean Witter Funds.

Vinh Q. Tran
Vice President                Vice President of various Dean Witter Funds.

Alice Weiss
Vice President                Vice President of various Dean Witter Funds.

Marianne Zalys
Vice President

Item 29.    PRINCIPAL UNDERWRITERS

     (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:

 (1)           Dean Witter Liquid Asset Fund Inc.
 (2)           Dean Witter Tax-Free Daily Income Trust
 (3)           Dean Witter California Tax-Free Daily Income Trust
 (4)           Dean Witter Retirement Series
 (5)           Dean Witter Dividend Growth Securities Inc.
 (6)           Dean Witter Global Asset Allocation

 (7)           Dean Witter World Wide Investment Trust
 (8)           Dean Witter Capital Growth Securities
 (9)           Dean Witter Convertible Securities Trust
(10)           Active Assets Tax-Free Trust
(11)           Active Assets Money Trust
(12)           Active Assets California Tax-Free Trust
(13)           Active Assets Government Securities Trust
(14)           Dean Witter Short-Term Bond Fund
(15)           Dean Witter Mid-Cap Growth Fund
(16)           Dean Witter U.S. Government Securities Trust
(17)           Dean Witter High Yield Securities Inc.
(18)           Dean Witter New York Tax-Free Income Fund
(19)           Dean Witter Tax-Exempt Securities Trust
(20)           Dean Witter California Tax-Free Income Fund
(21)           Dean Witter Limited Term Municipal Trust
(22)           Dean Witter Natural Resource Development Securities Inc.
(23)           Dean Witter World Wide Income Trust
(24)           Dean Witter Utilities Fund
(25)           Dean Witter Strategist Fund
(26)           Dean Witter New York Municipal Money Market Trust
(27)           Dean Witter Intermediate Income Securities
(28)           Prime Income Trust
(29)           Dean Witter European Growth Fund Inc.
(30)           Dean Witter Developing Growth Securities Trust
(31)           Dean Witter Precious Metals and Minerals Trust
(32)           Dean Witter Pacific Growth Fund Inc.
(33)           Dean Witter Multi-State Municipal Series Trust
(34)           Dean Witter Federal Securities Trust
(35)           Dean Witter Short-Term U.S. Treasury Trust
(36)           Dean Witter Diversified Income Trust
(37)           Dean Witter Health Sciences Trust
(38)           Dean Witter Global Dividend Growth Securities
(39)           Dean Witter American Value Fund
(40)           Dean Witter U.S. Government Money Market Trust
(41)           Dean Witter Global Short-Term Income Fund Inc.
(42)           Dean Witter Premier Income Trust
(43)           Dean Witter Value-Added Market Series
(44)           Dean Witter Global Utilities Fund
(45)           Dean Witter High Income Securities
(46)           Dean Witter National Municipal Trust
(47)           Dean Witter International SmallCap Fund
(48)           Dean Witter Balanced Growth Fund
(49)           Dean Witter Balanced Income Fund
(50)           Dean Witter Hawaii Municipal Trust
(51)           Dean Witter Variable Investment Series
(52)           Dean Witter Capital Appreciation Fund
(53)           Dean Witter Intermediate Term U.S. Treasury Trust
(54)           Dean Witter Information Fund
 (1)           TCW/DW Core Equity Trust
 (2)           TCW/DW North American Government Income Trust
 (3)           TCW/DW Latin American Growth Fund

 (4)           TCW/DW Income and Growth Fund
 (5)           TCW/DW Small Cap Growth Fund
 (6)           TCW/DW Balanced Fund
 (7)           TCW/DW Total Return Trust
 (8)           TCW/DW Mid-Cap Equity Trust

     (b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.


                                 Positions and
                                 Office with
Name                             Distributors
----                             -------------

Fredrick K. Kubler            Senior Vice President, Assistant
                              Secretary and Chief Compliance
                              Officer.


Michael T. Gregg              Vice President and Assistant
                              Secretary.


Item 30.    LOCATION OF ACCOUNTS AND RECORDS

       All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.


Item 31.    MANAGEMENT SERVICES

        Registrant is not a party to any such management-related service contract.


Item 32.    UNDERTAKINGS

        Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 23rd day of February, 1996.

                                 DEAN WITTER NEW YORK TAX-FREE INCOME FUND

                                       By     /s/ Sheldon Curtis
                                          --------------------------------
                                                  Sheldon Curtis
                                           Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 has been signed below by the following persons in the capacities and on the dates indicated.

     Signatures                    Title                     Date
     ----------                    -----                     ----
(1) Principal Executive Officer    President, Chief
                                   Executive Officer,
                                   Trustee and Chairman
By  /s/ Charles A. Fiumefreddo                          02/23/96
    --------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer    Treasurer and Principal
                                   Accounting Officer

By  /s/ Thomas F. Caloia                                02/23/96
    --------------------------
        Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell


By  /s/ Sheldon Curtis                                  02/23/96
    --------------------------
        Sheldon Curtis
        Attorney-in-Fact

    Michael Bozic              Paul Kolton
    Edwin J. Garn              Michael E. Nugent
    John R. Haire              John L. Schroeder
    Manuel H. Johnson


By   /s/David M. Butowsky                               02/23/96
    --------------------------
        David M. Butowsky
        Attorney-in-Fact

                    DEAN WITTER NEW YORK TAX-FREE INCOME FUND

                                  EXHIBIT INDEX


1.      --     Declaration of Trust of the Registrant*

8.      --     Form of Custodian Agreement between Registrant and
               The Bank of New York.*

9.      --     Form of Services Agreement between Dean Witter
               InterCapital Inc. and Dean Witter Services
               Company Inc.

11.     --     Consent of Independent Accountants

15.     --     Amended and Restated Plan of Distribution pursuant
               to Rule 12b-1.

16.     --     Schedule for Computation of Performance Quotations

27.     --     Financial Data Schedule
-------------------------
        * Previously filed; re-filed via EDGAR with this Amendment to the Registration Statement.